File No. 033-19421
811-05439

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.	50	(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	309	(X)

VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY
(Exact Name of Registrant)

UNION SECURITY INSURANCE COMPANY
(Name of Depositor)

2323 Grand Boulevard
Kansas City, MO 64108
(Address of Depositor’s Principal Offices//Zip Code)

(816) 474-2345
(Depositor’s Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
860-791-0286
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on May 2, 2022 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/X /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

OPPORTUNITY VARIABLE ANNUITY

VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
5910 MINERAL POINT ROAD
MADISON, WI 53705
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”), to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution will continue to administer your Contract and remains responsible for paying all contractual guarantees and General Account liabilities under your Contract subject to its financial strength and claims paying ability. The terms, features and benefits of your Contract will NOT change as a result of the sale. Talcott Resolution Distribution Company remains the principal underwriter for the Contracts.
* * *
This prospectus describes the Opportunity Variable Annuity. Opportunity Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract is no longer for sale to new investors. However, we continue to administer the in force annuity contracts .
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2022

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1. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $35 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
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Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the FAF may be called the Fixed Account.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Accounts”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company .
2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges. Surrender charges may apply to both partial and full Surrenders.
•If you withdraw money from your contract within 6 years following your last premium payment, you may be assessed a surrender charge of up to 5% (as a percentage if premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $5,000.
4. Fee Table 7. The Contract - c. Charges and Fees - Sales Charges
Transaction Charges	In addition to surrender charges (if any), you may also be charged for other transactions under your contract. •There is a $100 charge for each 403(b) Contract loan.	4. Fee Table
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Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees

	Annual Fee	Minimum	Maximum
	Base Contract (varies by contract class)	1.36%¹	1.36%¹
	Investment Options (fund fees and expenses)	0.14%²	0.94%²
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets.
Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,791	Highest Annual Cost: $2,650
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this contract, including loss of principal.			5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF and any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Union Security, including our financial strength ratings, is available upon request by visiting www.cunamutual.com or by calling 1-800-356-2644.
	RESTRICTIONS			Location in Prospectus
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Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
12. Federal Tax Considerations/Important Information Regarding Tax-Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (e) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Phases of the Contract
The contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
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• The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
• The Fixed Accumulation Feature, which guarantees principal and a minimum interest rate.
Annuity Period. Your Contract enters the payout phase on the date the Annuitant reaches age 75 (or age 110 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit. If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the death benefit will pay the higher of Contract Value or total Premium Payments (adjusted for prior withdrawals) or the Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary upon your or the Annuitant’s death.
If your Contract was issued without the Enhanced Death Benefit Rider after May 1, 1997 and the death occurs before the earlier of the Contract Owners 75th birthday the death benefit that will pay the higher of Contract Value or the “Rollup Amount”, or the Contract Value on the last five-year Contract Anniversary before death, minus any partial Surrenders since that anniversary total Premium Payments (adjusted for prior withdrawals) upon your or the Annuitant’s death.
If your Contract was issued without the Enhanced Death Benefit Rider after May 1, 1997 and the death occurs on or after the Contract Owner's 75th birthday, the death benefit will pay the higher of the “Rollup Amount” on the Contract Owner's 75th birthday (adjusted for Premium Payments and withdrawals since that birthday), or Contract Value, or the Contract Value on the last five-year Contract Anniversary before the decedent reached age 75 (adjusted for withdrawals since that anniversary).
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
~~•~~ InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
~~•~~ Asset Rebalancing. Allows you to automatically rebalance Contract Value In the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option (or the FAF, if available) to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or FAF, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, period withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
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Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn) (1)	5%
Charge for each 403(b) Contract Loan	$100
(1)  Each Premium Payment has its own CDSC schedule:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%

The CDSC is not assessed on partial Surrenders which do not exceed the AWA. See "The Contract - c. Charges and Fees - The Contingent Deferred Sales Charge (Surrender Charge).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses.
Annual Contract Expenses

Administrative Expenses (2)	$35
Base Contract Charges (as a percentage of average daily Sub-Account Values)	1.35%
(2) We call this the Annual Maintenance Fee in your Contract. It is an annual $35 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $25,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.
The following table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	0.94%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual Fund expenses. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$6,980	$12,139	$17,376	$26,482

(2)  If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,347	$7,230	$12,376	$26,482
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(3)  If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,347	$7,230	$12,376	$26,482
5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the AWA.
Fund Options Risk. Amounts that you invest in the Fund options are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard ~~and optional benefits~~ under your Contract. Partial Surrenders will reduce the value of your Death Benefit. If you have amounts invested in the FAF and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the FAF for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the FAF to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the FAF, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Financial Strength and Claims-Paying Ability Risk. Union Security is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the FAF are subject to our financial strength and claims paying ability. See Section 13. Further Information About Union Security Insurance Company for financial information about Union Security Insurance Company.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. See 11. Miscellaneous e. Cybersecurity and Disruptions to Business Operations for additional information.
6. General Contract Information
a.Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
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Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
b. The General Account
The Fixed Accumulation Feature is part of our General Account. All of the guarantees and commitments under the Contracts including the Death Benefit and Annuity Payout, and the guarantees under the Fixed Accumulation Feature and any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the Contracts. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
c. The Separate Account
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F307.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
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If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — Talcott Resolution receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. Talcott Resolution considers revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. Talcott Resolution collects these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Talcott Resolution expects to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2021, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2021, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $25 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2021, revenue sharing and Rule 12b-1 fees did not exceed $1.7 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
e. Fixed Accumulation Feature
Important Information You Should Know: The FAF is not registered under the 1933 Act and is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The FAF is not offered in all Contracts and is not available in all states.
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Premium Payments and Contract Values allocated to the FAF become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the FAF are available to our general creditors. The maximum allowed to be invested in the FAF is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
Asset rebalancing is not available for the FAF.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in first-out” basis.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.
Important: Any interest credited to amounts you allocate to the FAF in excess of 4% per year will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guarantee of 4% for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
7. The Contract
a.Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
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How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a
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confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the
growth Sub-Account to an international Sub-Account	No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account
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transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:
•     Certain types of financial intermediaries may not be required to provide us with shareholder information.
•     "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•     A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•     Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
•      Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•     Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•     These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•      In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In
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those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Fixed Accumulation Feature Transfers — During each Contract Year during the Accumulation Period, you may make a transfer out of the FAF to Sub-Accounts. The transfers must be for $500 or more. All transfer allocations must be in whole numbers (e.g.,1%). You may transfer 50% of your total amount in the FAF, unless the balance is less than $1,000, then you may transfer the entire amount. These transfer limits do not include transfers done through Dollar Cost Averaging.
Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the FAF for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the FAF. After the Annuity Commencement Date, you may not make transfers from the Fixed Account Feature.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge (Surrender Charge)
No sales charge is collected or deducted  at the time net Premium Payments  are applied  under a Contract. A surrender charge  will be assessed on certain total or partial Surrenders. The  amounts obtained from the Surrender charge will  be used  to  partially  defray expenses  incurred  in  the sale  of  the Contracts, including commissions and other promotional or distribution expenses  associated with  the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.
The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
(a) Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
(b) Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.

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The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 5%, or $200, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,211. A CDSC of 4%, or $211, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $200. You will receive $4,800 in withdrawal proceeds.	The total amount withdrawn is $5,211 and your Contract Value is reduced by $5,211. The CDSC is $211. You will receive $5,000 in withdrawal proceeds.
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
The following Surrenders are NOT subject to a CDSC:
•      AWA — In  any Contract year, you may take partial Surrenders up to 10% of the Premium Payments received by us less than five year prior to the Surrender date (whether or not the Premium Payments have been previously Surrendered);
•       Surrenders made from Premium Payments invested for more than five years — After Premium Payments received by us more than five years prior to the Surrender date and that have not been previously Surrendered may be withdrawn from the Contract without a CDSC.
Premium  Payments not subject to a surrender  charge are deemed to be withdrawn first. If all Premium Payments have been withdrawn, the remaining earnings  can be withdrawn without a Surrender charge. That is, Surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all Premium Payments are  withdrawn before earnings are withdrawn.  (For federal income tax purposes, however, certain partial Surrenders will be deemed to come first from  earnings. See Federal Tax Considerations in Section 13. for more information. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
Order of Surrenders:
(1)    Any Premium Payments received by us more than five years prior to the Surrender date and that have not been previously surrendered;
(2)     Any Premium Payments received by us less than five years prior to the Surrender date that have not been previously surrendered;
(3)    Any earnings derived from the current value of Premium Payments minus the original value of the Premium Payment.
Under the following situations, the CDSC is WAIVED:
•       Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
•       For RMDs. This allows Annuitants who are subject to RMDs, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the RMD for the Contract without a CDSC. All requests for RMDs must be in writing.
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•      On or after the Annuitant's 110th birthday.
The following situations are NOT subject to a CDSC:
•       Upon death of the Annuitant or Contract Owner. No CDSC will be deducted if the Annuitant or Contract Owner dies.
•       Upon Annuitization. The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•       For substantially equal periodic payments. We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
Mortality and Expense Risk Charge (Base Contract Charges)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•      Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
     During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
    Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•       Expense Risk — We also bear an expense risk that the CDSC collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge (Base Contract Charge)
This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $35 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $25,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis
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from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. See Section 11.a. State Variations for more information.
Partial Surrenders are taken proportionally from the Sub-Accounts and the FAF. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts, the FAF.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation. We may also defer payment of Surrender proceeds payable out of the FAF for a period of up to 6 months.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
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We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1 / 2 , (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1 / 2 ). Distributions prior to age 59 1 / 2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Section 13. Federal Tax Considerations in for more information.
e. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer four questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When considering a guarantee period, keep in mind:
• Having guaranteed Annuity Payouts will usually lower the Annuity Payout amount.
• The longer the guaranteed period will usually lower the Annuity Payout amount.
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Joint and Full Survivor Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.
We may offer other available Annuity Payout Options.
•   You cannot make full or partial Surrenders from your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table, and,
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•  the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:
Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •FAF excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from investment options to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, each Contract Year, without any early withdrawal charges	•Partial withdrawals may occur monthly, quarterly, semi-annually or annually •Minimum amount of each withdrawal is $100 •Amounts withdrawn count towards the AWA
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Death Benefit – issued without the Enhanced Death Benefit or before May, 1, 1997	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value; (ii) total Premium Payments (adjusted for prior withdrawals); or (iii) the Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary upon your or the Annuitant’s death.
•No increases to highest Anniversary Value of the last five-year Contract Anniversary after 75th birthday Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit on a dollar-for-dollar basis

Death Benefit – issued with the Enhanced Death Benefit after May 1, 1997	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value; (ii) RollUp Amount; or (iii) the Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary upon your or the Annuitant’s death.
•No increases to highest Anniversary Value on the last five-year Contract Anniversary after 75th birthday
•No increases to RollUp Amount after 75th birthday
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit on a dollar-for-dollar basis

Hospital or Skilled Health Care facility confinement waiver	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.

9. Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:
If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•      The total Premium Payments you have made to us minus any partial Surrenders compounded annually at 3% capped at a maximum of 200% of total Premium Payments minus any partial Surrenders (the "Rollup Amount"); or
•      The Contract Value of your Contract; or
•      The Contract Value on the last five-year Contract Anniversary before death, minus any partial Surrenders since that anniversary.
If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•      The Rollup Amount on the Contract Owner's 75th birthday plus any Premium Payments made since that birthday minus any partial Surrenders since that birthday; or
•      The Contract Value of your Contract; or
•      The Contract Value on the last five-year Contract Anniversary before the decedent reached age 75, minus any partial Surrenders since that anniversary.
If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:
•      The total Premium Payments you have made to us minus any partial Surrenders; or
•      The Contract Value of your Contract; or
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•      The Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as discussed in "Adjustments for Surrenders" above and as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of your Death Benefit. Since the advisory fee is deducted from your Contract Value, all components of the Death Benefit will be impacted as prescribed in the death benefit definition.
Partial surrenders reduce the total Premium Payments dollar for dollar.
The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per contract year fee. After 10 years of deducting $1,000 from the total Premium Payments, that component of the death benefit is $90,000.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.
The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
There is a limit on the amount of the Death Benefit that we will pay that is in excess of the Contract Value. The excess payable by us upon the death of any one person on all annuity policies issued by Union Security will not be more than $500,000. If there are multiple annuity contracts providing a Death Benefit upon the death of an individual and the other contracts do not contain a similar limitation, the reduction of the death benefit by the amount of any such excess over $500,000 will be subtracted entirely from the death benefit payable under the Contract offered by this prospectus. If there are multiple contracts and the other contracts do contain a similar limitation, the death benefit on all of such contracts will be reduced, each being reduced by a proportionate amount of any such excess.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies
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the Alternatives to the Required Distributions described below. Please see Section 12. Federal Tax Considerations Section (C)(2)(f) for more information. If your Contract is qualified, please see Section 12. Information Regarding Tax-Qualified Plans for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Any Surrenders by the spouse will be subject to the same CDSC applicable to the original Contract Owner. Spousal Contract Continuation will only apply one time for each Contract.
10. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program
InvestEase®, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC, if applicable. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and rider limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see Section 12. Federal Tax Considerations for more information about the tax consequences associated with your Contract.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset rebalancing is not available for the FAF or the Guarantee Periods.
Dollar Cost Averaging Programs
We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you
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select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•       You may terminate your enrollment in any Program at any time.
•      We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•      Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•       If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the FAF.
•      We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•      These Programs may be adversely affected by Fund trading policies.
11. Other Information
a. State Variations
New York - The Annual Maintenance Fee is $30 on deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those time is less than $25,000. The charge is deducted proportionately from each Sub-Account.
Texas - The minimum Annuity Payout is $20.  The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
b. Legal Proceedings
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter is likely to have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
c. More Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Were Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is One Griffin Road North, Windsor, CT 06095-1512.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-
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dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment Professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
d. Financial Statements
Our financial statements are included in Section 13 of this prospectus. You can find financial statements for the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
As of May 1, 2009 Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the
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COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
12. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE
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CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the
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payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
iv. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid will be treated as an amount received for purposes of this subparagraph 2.a. and the previous subparagraph 2 and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
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vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
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f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
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•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If
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the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the
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complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take RMDs, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section
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402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
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d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of
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certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($20,500 for 2022). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an
38

eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii.part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
viii.for the birth or adoption of a child under Code Section 72(t)(2)(H);
ix.made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
x.made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
39

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)    For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant,
40

spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts
41

such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

42

Appendix A — Funds Available in the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F307. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.14%	28.53%	18.26%	16.25%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	19.64%	12.43%	11.02%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	14.76%	15.86%	14.67%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.60%	25.52%	18.88%	17.41%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	32.00%	15.44%	14.70%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.74%	7.82%	10.81%	9.24%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.69%	9.91%	16.05%	16.11%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.64%	4.02%	14.81%	14.91%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	24.98%	17.08%	15.12%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	(0.95)%	4.51%	3.82%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.44%	(0.19)%	1.32%	0.78%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.34%	0.01%	0.86%	0.45%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	(2.27)%	2.47%	1.77%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.94%	4.38%	4.69%	5.62%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A - 1

APPENDIX B - DEATH BENEFIT EXAMPLES

Standard Death Benefit
Example 1
Assume that:
• You purchased the Contract on your 60th birthday after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
• You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
• Values at age 72 ½,
◦ Your Contract Value was $180,000,
◦ Your Rollup Amount was $144,699,
◦ Your Contract Value on the last five-year Contract Anniversary at age 70 was $202,000,
• Because your Contract Value on the last five-year Contract Anniversary Value was greater than the total Premium Payments, the current Contract Value, and the Rollup Amount, your Death Benefit was $202,000.

Example 2
Assume that:
• You purchased the Contract on your 60th birthday, after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
• You made an initial Premium Payment of $100,000,
• On your sixth contract anniversary, you made a partial Surrender of $10,000,
• Your values immediately prior to the partial Surrender,
◦ Your total Premium Payments were $100,000,
◦ Your Contract Value was $120,000,
◦ Your Contract Value on the last five-year Contract Anniversary at age 65 was $122,000,
◦ Your Rollup Amount was $119,405,
• The adjustment to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis.
◦ Total Premium Payments adjusted for dollar-for-dollar partial Surrender was $90,000.
• The adjustment to your Contract Value on the last five-year Contract Anniversary for partial Surrenders is on a dollar for dollar basis.
◦ Your Contract Value on the last five-year Contract Anniversary adjusted for dollar-for-dollar partial Surrender was $112,000.
• The adjustment to your Rollup Amount for partial Surrenders is on a dollar-for-dollar basis.
◦ Your Rollup Amount adjusted for dollar-for-dollar partial Surrender was $109,405.
• Because your adjusted Contract Value on the last five-year Contract Anniversary was greater than the adjusted total Premium Payments, the current Contract Value, and the adjusted Rollup Amount, your Death Benefit is $112,000.

Example 3
Assume that:
• You purchased the Contract on your 60th birthday, after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
• You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
• Values at age 82,
◦ Your Contract Value was $185,000,
◦ Your Rollup Amount was $155,797, with 3% interest accruing to your 75th birthday
◦ Your Contract Value on the last five-year Contract Anniversary at age 75 was $210,000,
• Because your Contract Value on the last five-year Contract Anniversary at age 75 was greater than the total Premium Payments, the current Contract Value, and the Rollup Amount at your 75th birthday, your Death Benefit was $210,000.

APP B - 1

Example 4
Assume that:
• You purchased the Contract on your 60th birthday, after May 1, 1997, and the contract was issued with the Enhanced Death Benefit Rider,
• You made an initial Premium Payment of $100,000 and no other premiums have been added,
• On your twenty-second contract anniversary, you made a partial Surrender of $10,000,
• Values at age 82,
◦ Your Contract Value was $185,000,
◦ Your Rollup Amount was $155,797, with 3% interest accruing to your 75th birthday
◦ Your Contract Value on the last five-year Contract Anniversary at age 75 was $210,000,
• The adjustment to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis.
◦ Total Premium Payments adjusted for dollar-for-dollar partial Surrender was $90,000.
• The adjustment to your Contract Value on the last five-year Contract Anniversary for partial Surrenders is on a dollar-for-dollar basis.
◦ Your Contract Value on the last five-year Contract Anniversary adjusted for dollar-for-dollar partial Surrender was $200,000.
• The adjustment to your Rollup Amount for partial Surrenders is on a dollar-for-dollar basis.
◦ Your Rollup Amount adjusted for dollar-for-dollar partial Surrender was $145,797.
• Because your adjusted Contract Value on the last five-year Contract Anniversary was greater than the adjusted total Premium Payments, the current Contract Value, and the adjusted Rollup Amount, your Death Benefit is $200,000.

Example 5
Assume that:
• You purchased the Contract on your 65th birthday, before May 1, 1997
• You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
• Values at age 72 the date of death,
◦ Your Contract Value was $120,000,
◦ Your Contract Value on the last five-year Contract Anniversary at age 70 was $118,000,
• Because your Contract Value was greater than the total Premium Payments, the Contract Value on the last five-year Contract Anniversary your Death Benefit was $120,000.

Example 6
Assume that:
• You purchased the Contract on your 65th birthday, before May 1, 1997
• You made an initial Premium Payment of $100,000, and no other premiums have been added,
• On your seventh contract anniversary, at age 72, you made a partial Surrender of $10,000,
• Your values immediately prior to the partial Surrender,
◦ Your total Premium Payments were $100,000,
◦ Your Contract Value was $160,000,
◦ Your Contract Value on the last five-year Contract Anniversary at age 70 was $118,000,
• The adjustment to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis.
◦ Total Premium Payments adjusted for dollar-for-dollar partial Surrender was $90,000.
• The adjustment to your Contract Value on the last five-year Contract Anniversary for partial Surrenders is on a dollar-for-dollar basis.
◦ Your Contract Value on the last five-year Contract Anniversary adjusted for dollar-for-dollar partial Surrender was $108,000.
• Because your current Contract Value was greater than the adjusted total Premium Payments, the Contract Value on the last five-year Contract Anniversary your Death Benefit is $108,000.

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:     https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F307
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR identifier: C000007044

Statement of Additional Information
Union Security Insurance Company
Variable Account D of Union Security Insurance Company
Opportunity Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Talcott Resolution Life and Annuity Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:
https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F307
Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

General Information and History
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Variable Account D of Union Security Insurance Company
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The financial statements of the individual Sub-accounts which comprise Variable Account D of Union Security Insurance Company as of December 31, 2021, included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The statutory basis financial statements of Union Security Insurance Company as of December 31, 2021 and for the year then ended included in this Registration Statement have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such report expresses an unmodified opinion on such financial statements prepared in accordance with accounting practices prescribed or permitted by the Kansas Insurance Department and an adverse opinion that the statutory basis financial statements are not fairly presented in accordance with accounting principles generally accepted in the United States of America. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive., Chicago, Illinois 60606.
Talcott Resolution Life and Annuity Insurance Company
Administration of the Contracts: Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the Contracts and the Separate Account to Talcott Resolution as part of a larger transaction under which Talcott Resolution reinsures the individual life insurance and annuity business of Union Security. Although Union Security remains
2

responsible for all Contract terms and conditions, Talcott Resolution is responsible for servicing the Contracts, including the collection of premiums, payment of benefits, maintenance of records, preparation of required reports and notices, oversight of investment management of the assets supporting the fixed account portion of the Contract and overall Contract administration. Talcott Resolution provides the services at its own expense and receives all recoverable amounts and receivables related to the Contracts, including Separate Account revenues and all other Contract and Separate Account fees and charges as consideration for its services. Talcott Resolution is not affiliated with Union Security.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2021: $505,535; 2020: $1,462,378 and 2019: $1,684,369.
Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512.
Talcott Resolution currently pays TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2021: $1,174,592; 2020: $1,192,761; and 2019: $6,212,494.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Other Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company and the Separate Account for the year ended December 31, 2021 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

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OPPORTUNITY + VARIABLE ANNUITY

VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
5910 MINERAL POINT ROAD
MADISON, WI 53705
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”), to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution will continue to administer your Contract and remains responsible for paying all contractual guarantees and General Account liabilities under your Contract subject to its financial strength and claims paying ability. The terms, features and benefits of your Contract will NOT change as a result of the sale. Talcott Resolution Distribution Company remains the principal underwriter for the Contracts.
* * *
This prospectus describes the Opportunity Variable Annuity. Opportunity Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract is no longer for sale to new investors. However, we continue to administer the in force annuity contracts.
Please read this everything prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2022

1.Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender. The CDSC is also referred to as the "surrender charge" in this prospectus.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Fixed Accumulation Feature: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the FAF may be called the Fixed Account.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Accounts”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company .
2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges. Surrender charges may apply to both partial and full Surrenders.
•If you withdraw money from your contract within 6 years following your last premium payment, you may be assessed a surrender charge of up to 5% (as a percentage if premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $5,000.
4. Fee Table 7. The Contract - c. Charges and Fees - Sales Charges
Transaction Charges	In addition to surrender charges (if any), you may also be charged for other transactions under your contract. •There is a $100 charge for each 403(b) Contract loan.	4. Fee Table

Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees

	Annual Fee	Minimum	Maximum
	Base Contract (varies by contract class)	1.36%¹	1.36%¹
	Investment Options (fund fees and expenses)	0.14%²	0.94%²
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets.
Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,791	Highest Annual Cost: $2,650
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this contract, including loss of principal.			5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF and any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Union Security, including our financial strength ratings, is available upon request by visiting www.cunamutual.com or by calling 1-800-356-2644.
	RESTRICTIONS			Location in Prospectus

Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
12. Federal Tax Considerations/Important Information Regarding Tax-Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
11. Miscellaneous - (e) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities

3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Phases of the Contract
The contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:

• The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
• The Fixed Accumulation Feature, which guarantees principal and a minimum interest rate.
Annuity Period. Your Contract enters the payout phase on the date the Annuitant reaches age 90 (or age 110 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the higher of Contract Value or total Premium Payments (adjusted for prior withdrawals) upon your or the Annuitant’s death.
Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
~~•~~ InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
~~•~~ Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund option (or the FAF, if available) to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or FAF, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn) (1)	5%
Charge for each 403(b) Contract Loan	$100
(1)  Each Premium Payment has its own CDSC schedule.

Number of years from Premium Payment	Contingent Deferred Sales Charge
1-3	7%
4	5%
5	4%
6	3%
7	2%
8 or more	0%
The CDSC is not assessed on partial Surrenders which do not exceed the AWA.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses.
Annual Contract Expenses

Administrative Expenses (2)	$30
Base Contract Charges (as a percentage of average daily Account Value)	1.30%
(2)  We call this the Annual Maintenance Fee in your Contract. It is an annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $25,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	0.94%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual Fund expenses. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$6,980	$12,139	$17,376	$26,482

(2)  If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,347	$7,230	$12,376	$26,482

(3)  If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$2,347	$7,230	$12,376	$26,482

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the AWA.
Fund Options Risk. Amounts that you invest in the Fund options are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. If you have amounts invested in the FAF and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the FAF for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the FAF to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the FAF, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Financial Strength and Claims-Paying Ability Risk. Union Security is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the FAF are subject to our financial strength and claims paying ability. See Section 13. Further Information About Union Security Insurance Company for financial information about Union Security Insurance Company.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes.See 11. Miscellaneous e. Cybersecurity and Disruptions to Business Operations for additional information.
6. General Contract Information
a.Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.

On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
b. The General Account
The Fixed Accumulation Feature is part of our General Account. All of the guarantees and commitments under the Contracts including the Death Benefit and Annuity Payout, and the guarantees under the Fixed Accumulation Feature and any Guarantee Period are general obligations of Union Security, subject to Union Security's financial strength and claims-paying ability. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the Contracts. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.
c. The Separate Account
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
d. The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available to you.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F208.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — Talcott Resolution receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. Talcott Resolution considers revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. Talcott Resolution collects these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Talcott Resolution expects to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2021, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2021, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $25 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2021, revenue sharing and Rule 12b-1 fees did not exceed $1.7 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
e. Fixed Accumulation Feature
Important Information You Should Know: The FAF is not registered under the 1933 Act and is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The FAF is not offered in all Contracts and is not available in all states.
Premium Payments and Contract Values allocated to the FAF become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the FAF are available to our general creditors. The maximum allowed to be invested in the FAF is $500,000. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
Asset rebalancing is not available for the FAF.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in first-out” basis.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.
Important: Any interest credited to amounts you allocate to the FAF in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guarantee of 3% for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
7. The Contract
a.Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 12. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•      The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•      The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•      The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account	No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:
•      Certain types of financial intermediaries may not be required to provide us with shareholder information.
•      "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•      A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•      Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
•      Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•      Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•      These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•      In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Fixed Accumulation Feature Transfers — During each Contract Year during the Accumulation Period, you may make a transfer out of the FAF to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer 50% of your total amount in the FAF, unless the balance is less than $1,000, then you may transfer the entire amount. These transfer limits do not include transfers done through Dollar Cost Averaging.
Fixed Accumulation Feature Transfer Restrictions — We reserve the right to defer transfers from the FAF for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to the FAF. After the Annuity Commencement Date, you may not make transfers from the Fixed Account Feature.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge (Surrender Charge)
No sales charge is collected or deducted  at the time net Premium Payments  are applied  under a Contract. A surrender charge  will be assessed on certain total or partial Surrenders. The  amounts obtained from the Surrender charge will  be used  to  partially  defray expenses  incurred  in  the sale  of  the Contracts, including commissions and other promotional or distribution expenses  associated with  the marketing of the Contracts, and costs associated with the printing and distribution of prospectuses and sales material.
The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
0-1	5%
2	5%
3	5%
4	5%
5	5%
6 or more	0%
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
(a) Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
(b) Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.

The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 5%, or $200, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,211. A CDSC of 4%, or $211, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $200. You will receive $4,800 in withdrawal proceeds.	The total amount withdrawn is $5,211 and your Contract Value is reduced by $5,211. The CDSC is $211. You will receive $5,000 in withdrawal proceeds.
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
The following Surrenders are NOT subject to a CDSC:
•      AWA — In  any Contract year, you may take partial Surrenders up to 10% of the Premium Payments received by us less than five year prior to the Surrender date (whether or not the Premium Payments have been previously Surrendered);
•       Surrenders made from Premium Payments invested for more than five years — After Premium Payments received by us more than five years prior to the Surrender date and that have not been previously Surrendered may be withdrawn from the Contract without a CDSC.
Premium  Payments not subject to a surrender  charge are deemed to be withdrawn first. If all Premium Payments have been withdrawn, the remaining earnings  can be withdrawn without a Surrender charge. That is, Surrender charges do not apply to Contract earnings. For this purpose, it is assumed that all Premium Payments are  withdrawn before earnings are withdrawn.  (For federal income tax purposes, however, certain partial Surrenders will be deemed to come first from  earnings. See Federal Tax Considerations in Appendix Tax for more information. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
Order of Surrenders:
(1)    Any Premium Payments received by us more than five years prior to the Surrender date and that have not been previously surrendered;
(2)     Any Premium Payments received by us less than five years prior to the Surrender date that have not been previously surrendered;
(3)    Any earnings derived from the current value of Premium Payments minus the original value of the Premium Payment.
Under the following situations, the CDSC is WAIVED:
•        Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
•       For RMDs — This allows Annuitants who are subject to RMDs, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the RMD for the Contract without a CDSC. All requests for RMDs must be in writing.

•      On or after the Annuitant's 110th birthday.
The following situations are NOT subject to a CDSC:
•       Upon death of the Annuitant or Contract Owner — No CDSC will be deducted if the Annuitant or Contract Owner dies.
•       Upon Annuitization — The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•       For substantially equal periodic payments — We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
Mortality and Expense Risk Charge (Base Contract Charges)
For assuming mortality and expense risks under the Contract, we deduct a daily charge at a maximum annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•      Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
     During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
    Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•       Expense Risk — We also bear an expense risk that the CDSCs collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge (Base Contract Charge)
This is a charge for the administration of the Contract. This is an administrative fee equal to an annual charge of 0.10% of the Contract Values held in the Separate Account.
Annual Maintenance Fee (Base Contract Charge)
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $25,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $25,000 or more on your Contract Anniversary or when you fully Surrender your Contract. We reserve the right to waive the Annual Maintenance Fee under certain other conditions.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality.and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your

Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. See Section 11.a. State Variations for more information.
Partial Surrenders are taken proportionally from the Sub-Accounts and the FAF. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts, the FAF, and any Guarantee Period.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation. We may also defer payment of Surrender proceeds payable out of the FAF for a period of up to 6 months.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:

Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — Section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1 / 2 , (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1 / 2 ). Distributions prior to age 59 1 / 2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Section 13. Federal Tax Considerations for more information.
e. Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer four questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age. You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When considering a guarantee period, keep in mind:

• Having guaranteed Annuity Payouts will usually lower the Annuity Payout amount.
• The longer the guaranteed period will usually lower the Annuity Payout amount.
Joint and Full Survivor Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.
We may offer other available Annuity Payout Options.
•   You cannot make full or partial Surrenders from your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. A lower AIR will start with a lower payout amount. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:
•  Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919%.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Accounts must comply with our Sub-Account transfer restriction policies. For more infomation on Sub-Account restrictions, please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •FAF excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from one investment option to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, each Contract Year, without any early withdrawal charges	•Partial withdrawals may occur monthly, quarterly, semi-annually or annually •Minimum amount of each withdrawal is $100 •Amounts withdrawn count towards the AWA

Death Benefit – issued without the Enhanced Death Benefit or before May, 1, 1997	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value; (ii) total Premium Payments (adjusted for prior withdrawals); or (iii) the Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary upon your or the Annuitant’s death.
•Partial withdrawals may significantly reduce the benefit, including by more than the amount withdrawn
•No increases to highest Anniversary Value of the last five-year Contract Anniversary after 75th birthday Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn

Death Benefit – issued with the Enhanced Death Benefit after May 1, 1997	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of the higher of (i) Contract Value; (ii) RollUp Amount; or (iii) the Contract Value on the last five-year Contract Anniversary before the earlier of the decedent's death or age 75, minus any partial Surrenders since that anniversary upon your or the Annuitant’s death.
•No increases to highest Anniversary Value on the last five-year Contract Anniversary after 75th birthday
•No increases to RollUp Amount after 75th birthday
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn

Hospital or Skilled Health Care facility confinement waiver	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.

9. Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
The Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders; or
•  The Contract Value of your Contract; or
•  The highest Anniversary Value before the earlier of the decedent's death or the Contract Owner's age 75.
Adjustments for partial Surrenders to total Premium Payments are calculated by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and
•  Multiplying that amount by all prior Premium Payments minus prior adjustments for partial Surrenders.
Adjustments for partial Surrenders to the highest Anniversary Value are calculated by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately prior to the partial Surrender and
•  Multiplying that amount by an amount equal to the Contract Value on the highest Anniversary Value, plus Premium Payments made since that Anniversary, minus adjustments for partial Surrenders since that Anniversary.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. Advisory fee withdrawals have the same impact on the value of the death benefit, including the standard death benefit, as any other partial Surrenders. As such advisory fee withdrawals can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefit on a proportional basis rather than by the dollar amount actually surrendered, as illustrated in the example below. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of a hypothetical death benefit. In this example, partial surrenders reduce the total Premium Payments proportionally. The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per Contract year.
Each year, adjustments to the total Premium Payments are made for the partial Surrender of the advisory fee. This means each year we:
• Take the amount of the partial Surrender (advisory Fee), and
• Divide that amount by the Contract Value immediately before the partial Surrender, and
• Multiply that amount by the total Premium Payments.
For year 1 the Contract Value before the advisory fee is $120,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i. Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($1,000/$120,000) = .99167.
ii. This factor was multiplied by $100,000. The result was an adjusted total Premium Payments of $99,166.67.
For year 2 the Contract Value before the advisory fee is $95,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i. Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $95,000. The proportional factor was 1 - ($10,000/$95,000) = .98947.
ii. This factor was multiplied by $99,166.67. The result was an adjusted total Premium Payments of $98,122.81.
See Section 11.a. State Variations and Appendix D - Death Benefit Examples for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.
The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit invested in a series of payments spread over a period equal to the

Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
There is a limit on the amount of the Death Benefit that we will pay that is in excess of the Contract Value. The excess payable by us upon the death of any one person on all annuity policies issued by Union Security will not be more than $500,000. If there are multiple annuity contracts providing a Death Benefit upon the death of an individual and the other contracts do not contain a similar limitation, the reduction of the death benefit by the amount of any such excess over $500,000 will be subtracted entirely from the death benefit payable under the Contract offered by this prospectus. If there are multiple contracts and the other contracts do contain a similar limitation, the death benefit on all of such contracts will be reduced, each being reduced by a proportionate amount of any such excess.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section 12. Federal Tax Considerations Section (C)(2)(f) for more information. If your Contract is qualified, please see Section 12. Information Regarding Tax-Qualified Plans for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Any Surrenders by the spouse will be subject to the same CDSC applicable to the original Contract Owner. Spousal Contract Continuation will only apply one time for each Contract.
10. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® Program
InvestEase®, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC, if applicable. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the AWA and rider limit, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Please see Section 12. Federal Tax Considerations for more information about the tax consequences associated with your Contract.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset rebalancing is not available for the FAF or the Guarantee Periods.
Dollar Cost Averaging Programs
We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•       You may terminate your enrollment in any Program at any time.
•      We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.
    You may always provide us with updated instructions following any of these events.
•      Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•       If you make systematic transfers from the FAF under a Dollar Cost Averaging Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the FAF.
•      We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•      These Programs may be adversely affected by Fund trading policies.
11. Other Information
a. State Variations
New York - The Annual Maintenance Fee is $30 on deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those time is less than $25,000. The charge is deducted proportionately from each Sub-Account.
Texas - The minimum Annuity Payout is $20. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
b. Legal Proceedings
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter is likely to have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
c. More Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

How Contracts Were Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is One Griffin Road North, Windsor, CT 06095-1512.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
d. Financial Statements
Our financial statements are included in Section 13 of this prospectus. You can find financial statements for the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.
As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
e. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
12. Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received,

e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
iv. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid will be treated as an amount received for purposes of this subparagraph 2.a. and the previous subparagraph 2 and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take RMDs, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($20,500 for 2022). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
i.made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
ii.attributable to the employee’s becoming disabled under Code Section 72(m)(7);
iii.part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
iv.(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
v.(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
vi.not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
vii.certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
viii.for the birth or adoption of a child under Code Section 72(t)(2)(H);
ix.made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
x.made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
i.made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
ii.not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
iii.for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)    For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Appendix A — Funds Available in the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F208. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors, LLC	0.14%	28.53%	18.26%	16.25%
Allocation	Hartford Balanced HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	19.64%	12.43%	11.02%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	14.76%	15.86%	14.67%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.60%	25.52%	18.88%	17.41%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	32.00%	15.44%	14.70%
International Equity	Hartford International Opportunities HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.74%	7.82%	10.81%	9.24%
U.S. Equity	Hartford MidCap HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.69%	9.91%	16.05%	16.11%
U.S. Equity	Hartford Small Cap Growth HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.64%	4.02%	14.81%	14.91%
U.S. Equity	Hartford Stock HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	24.98%	17.08%	15.12%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	(0.95)%	4.51%	3.82%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IA Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.44%	(0.19)%	1.32%	0.78%
Money Market	Invesco V.I. Government Money Market Fund - Series I** Adviser: Invesco Advisers, Inc.	0.34%	0.01%	0.86%	0.45%
Fixed Income	Invesco V.I. Government Securities Fund - Series I Adviser: Invesco Advisers, Inc.	0.68%	(2.27)%	2.47%	1.77%
Fixed Income	Invesco V.I. High Yield Fund - Series I Adviser: Invesco Advisers, Inc.	0.94%	4.38%	4.69%	5.62%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
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APPENDIX B - DEATH BENEFIT EXAMPLES

Standard Death Benefit
Example 1
Assume that:
•You purchased the Contract on your 60th birthday,
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•Values at age 70,
◦Your Contract Value was $180,000,
◦Your highest Anniversary Value is $202,000,
•Because your Anniversary Value was greater than the total Premium Payments and the current Contract Value your Death Benefit was $202,000.

Example 2
Assume that:
•You purchased the Contract on your 60th birthday,
•You made an initial Premium Payment of $100,000,
•On your fourth contract anniversary, you made a partial Surrender of $10,000,
•Your values immediately prior to the partial Surrender,
◦Your total Premium Payments were $100,000,
◦Your Contract Value was $120,000,
◦Your highest Anniversary Value was $122,000,
•The adjustment to your Premium Payments for partial Surrenders is on a proportional basis.
◦Your Premium Payments were reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($10,000/$120,000) = .9167.
◦This factor is multiplied by $100,000. The result is an adjusted Premium Payments of $91,667.
•The adjustment to your Anniversary Value for partial Surrenders is on a proportional basis.
◦Your Anniversary Value was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($10,000/$120,000) = .9167.
◦This factor was multiplied by $122,000. The result was an adjusted Anniversary Value of $111,833.
•Because your adjusted Anniversary Value was greater than the adjusted total Premium Payments and the current Contract Value, your Death Benefit was $111,833.

Example 3
Assume that:
•You purchased the Contract on your 65th birthday,
•You made an initial Premium Payment of $100,000 and no other premiums have been added and no partial Surrenders have occurred,
•Values at age 77,
◦Your Contract Value was $160,000,
◦Your highest Anniversary Value on your 75th birthday was $172,000,
•Because your Anniversary Value on the 75th birthday was greater than the total Premium Payments and current Contract Value your Death Benefit was $172,000.

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Example 4
Assume that:
•You purchased the Contract on your 65th birthday,
•You made an initial Premium Payment of $100,000, and no other premiums have been added,
•On your twelfth contract anniversary, at age 77, you made a partial Surrender of $10,000,
•Your values immediately prior to the partial Surrender,
◦Your total Premium Payments were $100,000,
◦Your Contract Value was $160,000,
◦Your highest Anniversary Value on your 75th birthday was $172,000,
•The adjustment to your Premium Payments for partial Surrenders is on a proportional basis.
◦Your Premium Payment was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $160,000. The proportional factor was 1 - ($10,000/$160,000) = .9375.
◦This factor is multiplied by $100,00. The result was an adjusted Premium Payments of $93,750.
•The adjustment to your Anniversary Value at age 75 for partial Surrenders is on a proportional basis.
◦Your Anniversary Value was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $10,000 divided by your Contract Value immediately before the Surrender $160,000. The proportional factor was 1 - ($10,000/$160,000) = .9375.
◦This factor was multiplied by $172,000. The result was an adjusted Anniversary Value of $161,250.
•Because your adjusted Anniversary Value was greater than the adjusted total Premium Payments and the current Contract Value your Death Benefit was $161,250.

2

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:     https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F208
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR identifier: C000059465

Statement of Additional Information
Union Security Insurance Company
Variable Account D of Union Security Insurance Company
Opportunity+ Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Talcott Resolution Life and Annuity Insurance Company Individual Annuities, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:
https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=34956F208
Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

1

General Information and History
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of CUNA Mutual Holding Company, an Iowa domiciled mutual insurance holding company. Through its insurance company subsidiaries, CUNA Mutual Holding Company offers life and property and casualty insurance to individual consumers and institutions. All of the guarantees and commitments under the policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the policies.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1525. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Variable Account D of Union Security Insurance Company
The Sub-Accounts are part of Variable Account D of Union Security Insurance Company, a segregated asset account of Union Security Insurance Company. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on October 14, 1987. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The financial statements of the individual Sub-accounts which comprise Variable Account D of Union Security Insurance Company as of December 31, 2021, included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The statutory basis financial statements of Union Security Insurance Company as of December 31, 2021 and for the year then ended included in this Registration Statement have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such report expresses an unmodified opinion on such financial statements prepared in accordance with accounting practices prescribed or permitted by the Kansas Insurance Department and an adverse opinion that the statutory basis financial statements are not fairly presented in accordance with accounting principles generally accepted in the United States of America. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive., Chicago, Illinois 60606.
Talcott Resolution Life and Annuity Insurance Company
Administration of the Contracts: Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the Contracts and the Separate Account to Talcott Resolution as part of a larger transaction under which Talcott Resolution reinsures the individual life insurance and annuity business of Union Security. Although Union Security remains
2

responsible for all Contract terms and conditions, Talcott Resolution is responsible for servicing the Contracts, including the collection of premiums, payment of benefits, maintenance of records, preparation of required reports and notices, oversight of investment management of the assets supporting the fixed account portion of the Contract and overall Contract administration. Talcott Resolution provides the services at its own expense and receives all recoverable amounts and receivables related to the Contracts, including Separate Account revenues and all other Contract and Separate Account fees and charges as consideration for its services. Talcott Resolution is not affiliated with Union Security.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2021: $505,535; 2020: $1,462,378 and 2019: $1,684,369.
Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512.
Talcott Resolution currently pays TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2021: $8,550,130; 2020: $7,478,056; and 2019: $6,212,494.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Other Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Talcott Resolution Distribution Company ("TDC") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company and the Separate Account for the year ended December 31, 2021 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Variable Account D of Union Security Insurance Company (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Invesco V.I. Health Care Fund
American Century VP Capital Appreciation Fund	Invesco V.I. Technology Fund
AB VPS International Growth Portfolio	MFS® Growth Series
Invesco V.I. Core Equity Fund	MFS® High Yield Portfolio
Invesco V.I. International Growth Fund	MFS® Income Portfolio
Invesco V.I. Government Money Market Fund	Neuberger Berman AMT Short Duration Bond Portfolio
AB VPS Large Cap Growth Portfolio	Pioneer Fund VCT Portfolio
Allspring VT Omega Growth Fund	DWS CROCI® International VIP
(Formerly Wells Fargo VT Omega Growth Fund)	Pioneer Select Mid Cap Growth VCT Portfolio
Federated Hermes Fund for U.S. Government Securities II	VanEck VIP Emerging Markets Bond Fund
Federated Hermes High Income Bond Fund II	VanEck VIP Global Resources Fund
Federated Hermes Government Money Fund II	(Formerly VanEck VIP Global Hard Assets Fund)
Federated Hermes Quality Bond Fund II	Allspring VT Index Asset Allocation Fund
Federated Hermes Managed Volatility Fund II	(Formerly Wells Fargo VT Index Asset Allocation Fund)
Federated Hermes Kaufmann Fund II	Allspring VT International Equity Fund
Hartford Balanced HLS Fund	(Formerly Wells Fargo VT International Equity Fund)
Hartford Total Return Bond HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Capital Appreciation HLS Fund	(Formerly Wells Fargo VT Small Cap Growth Fund)
Hartford Dividend and Growth HLS Fund	Allspring VT Discovery Fund
Hartford Disciplined Equity HLS Fund	(Formerly Wells Fargo VT Discovery Fund)
Hartford International Opportunities HLS Fund	Allspring VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	(Formerly Wells Fargo VT Opportunity Fund)
Hartford SmallCap Growth HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford Stock HLS Fund	NVIT Emerging Markets Fund
VY® JPMorgan Emerging Markets Equity Portfolio

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, BlackRock S&P 500 Index V.I. Fund, and Neuberger Berman AMT Sustainable Equity Portfolio, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020

BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years ended December 31, 2021 and the period from April 30, 2019 to December 31, 2019

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Variable Account D of Union Security Insurance Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Variable Account D of Union Security Insurance Company since
2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$5,344,050	$—	$—
class A	—	—	268,263	—	—	—	1,678,466	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	785,646	366,889	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	370,748	1,668,994
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,979,118	511,705	8,605,249	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	785,646	366,889	268,263	1,979,118	511,705	8,605,249	1,678,466	5,344,050	370,748	1,668,994
Due from Sponsor Company	—	—	—	—	1,030	11,642	—	—	—	—
Receivable for fund shares sold	10	5	3	903	—	—	21	5,850	12	53
Other assets	—	—	1	—	1	—	—	—	1	—
Total assets	785,656	366,894	268,267	1,980,021	512,736	8,616,891	1,678,487	5,349,900	370,761	1,669,047

Liabilities:
Due to Sponsor Company	10	5	3	903	—	—	21	5,850	12	53
Payable for fund shares purchased	—	—	—	—	1,030	11,642	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	1
Total liabilities	10	5	3	903	1,030	11,642	21	5,850	12	54

Net assets:
For contract liabilities	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$5,344,050	$—	$—
class A	—	—	268,264	—	—	—	1,678,466	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	785,646	366,889	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	370,749	1,668,993
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,979,118	511,706	8,605,249	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

Shares:
class 2	—	—	—	—	—	—	—	128,185	—	—
class A	—	—	9,895	—	—	—	18,031	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	82,181	19,620	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	34,617	261,188
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	52,371	12,357	8,605,249	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	82,181	19,620	9,895	52,371	12,357	8,605,249	18,031	128,185	34,617	261,188

Cost	$601,113	$299,965	$228,966	$1,581,207	$311,299	$8,605,249	$987,876	$3,290,880	$384,319	$1,735,808

Deferred contracts in the accumulation period:
Units owned by participants #	13,731	4,348	13,555	60,147	18,513	863,335	11,376	89,995	21,257	55,286
Minimum unit fair value #*	$53.939947	$84.378098	$15.944082	$30.659951	$26.700839	$8.916271	$136.399400	$55.404649	$16.443932	$27.726213
Maximum unit fair value #*	$53.939947	$84.378098	$15.944082	$57.760516	$26.700839	$10.055510	$136.399400	$55.404649	$23.448558	$43.953100
Contract liability	$740,650	$366,889	$216,130	$1,949,936	$494,316	$8,029,034	$1,551,715	$4,986,168	$370,444	$1,667,632

Contracts in payout (annuitization) period:
Units owned by participants #	834	—	3,270	891	651	61,765	929	6,459	13	31
Minimum unit fair value #*	$53.939947	$—	$15.944082	$30.659951	$26.700839	$9.267662	$136.399400	$55.404649	$23.448558	$43.953100
Maximum unit fair value #*	$53.939947	$—	$15.944082	$57.760516	$26.700839	$10.055510	$136.399400	$55.404649	$23.448558	$43.953100
Contract liability	$44,996	$—	$52,134	$29,182	$17,390	$576,215	$126,751	$357,882	$305	$1,361

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	56,561,198	25,116,906	16,124,782	34,597,203	401,183,901	21,023,910
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	1,192,640	10,987,075	8,283,443	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	585,237	—	—	—	—	—	—	—	—	—
Total investments	585,237	1,192,640	10,987,075	8,283,443	56,561,198	25,116,906	16,124,782	34,597,203	401,183,901	21,023,910
Due from Sponsor Company	—	—	—	—	—	70,694	—	—	—	56,353
Receivable for fund shares sold	20	42	384	291	58,401	—	2,227	34,537	453,423	—
Other assets	1	—	—	—	4	—	1	—	1	—
Total assets	585,258	1,192,682	10,987,459	8,283,734	56,619,603	25,187,600	16,127,010	34,631,740	401,637,325	21,080,263

Liabilities:
Due to Sponsor Company	20	42	384	291	58,401	—	2,227	34,537	453,423	—
Payable for fund shares purchased	—	—	—	—	—	70,694	—	—	—	56,353
Other liabilities	—	—	—	—	—	8	—	3	—	2
Total liabilities	20	42	384	291	58,401	70,702	2,227	34,540	453,423	56,355

Net assets:
For contract liabilities	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	56,561,202	25,116,898	16,124,783	34,597,200	401,183,902	21,023,908
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	1,192,640	10,987,075	8,283,443	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	585,238	—	—	—	—	—	—	—	—	—
Total contract liabilities	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	1,594,621	2,224,704	297,176	1,254,431	19,241,434	1,005,929
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	105,918	851,711	340,742	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	585,237	—	—	—	—	—	—	—	—	—
Total shares	585,237	105,918	851,711	340,742	1,594,621	2,224,704	297,176	1,254,431	19,241,434	1,005,929

Cost	$585,237	$1,165,352	$8,310,864	$5,567,848	$40,413,001	$25,783,540	$13,679,061	$26,743,189	$296,688,805	$13,860,292

Deferred contracts in the accumulation period:
Units owned by participants #	55,336	57,985	531,237	201,542	5,044,895	5,338,557	2,431,582	6,293,594	4,264,984	4,937,289
Minimum unit fair value #*	$7.266821	$20.119004	$19.973550	$40.496692	$10.415654	$4.223438	$6.061890	$4.773720	$13.871599	$3.796306
Maximum unit fair value #*	$10.767116	$21.004504	$38.127164	$41.479934	$34.979332	$21.646235	$6.790901	$13.359161	$103.836497	$20.588478
Contract liability	$585,238	$1,192,640	$10,973,550	$8,283,443	$54,314,436	$24,693,458	$16,044,347	$34,127,924	$386,780,080	$20,436,178

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	355	—	215,711	100,260	12,071	86,101	155,660	140,832
Minimum unit fair value #*	$—	$—	$38.127164	$—	$10.415654	$4.223438	$6.663616	$5.450303	$13.871599	$4.173262
Maximum unit fair value #*	$—	$—	$38.127164	$—	$10.415654	$4.223438	$6.663616	$5.450303	$103.836497	$4.173262
Contract liability	$—	$—	$13,525	$—	$2,246,766	$423,440	$80,436	$469,276	$14,403,822	$587,730

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	111,082	—	—	—	—	—
class IA	29,956,134	17,354,150	47,773,656	5,333,018	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	4,500,891	417,260	226,234
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	652,461	1,222,378	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	29,956,134	17,354,150	47,773,656	5,333,018	111,082	652,461	1,222,378	4,500,891	417,260	226,234
Due from Sponsor Company	22,680	20,670	117,768	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	8,800	1	8	15	848	14	3
Other assets	1	1	1	—	—	—	—	1	—	—
Total assets	29,978,815	17,374,821	47,891,425	5,341,818	111,083	652,469	1,222,393	4,501,740	417,274	226,237

Liabilities:
Due to Sponsor Company	—	—	—	8,800	1	8	15	848	14	3
Payable for fund shares purchased	22,680	20,670	117,768	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	—	—	—	—
Total liabilities	22,680	20,670	117,768	8,801	1	8	15	848	14	3

Net assets:
For contract liabilities	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	111,082	—	—	—	—	—
class IA	29,956,135	17,354,151	47,773,657	5,333,017	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	4,500,892	417,260	226,234
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	652,461	1,222,378	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	4,809	—	—	—	—	—
class IA	743,144	1,735,415	1,305,291	46,818	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	56,715	74,644	23,062
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	19,269	32,100	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	743,144	1,735,415	1,305,291	46,818	4,809	19,269	32,100	56,715	74,644	23,062

Cost	$26,823,585	$17,491,944	$31,210,485	$2,975,238	$108,790	$502,282	$828,434	$2,359,045	$440,440	$233,172

Deferred contracts in the accumulation period:
Units owned by participants #	2,274,729	8,514,515	446,484	1,037,886	2,771	7,766	15,896	53,131	29,846	16,146
Minimum unit fair value #*	$12.908422	$1.114926	$49.316146	$4.698520	$31.175356	$82.337161	$68.682722	$61.612291	$13.580157	$13.937160
Maximum unit fair value #*	$13.016128	$12.866046	$111.266588	$35.206416	$31.175356	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160
Contract liability	$29,546,608	$16,846,740	$46,931,241	$5,251,687	$86,378	$639,426	$1,091,764	$4,189,040	$412,092	$225,032

Contracts in payout (annuitization) period:
Units owned by participants #	31,507	297,705	7,571	15,746	792	158	1,902	3,775	375	86
Minimum unit fair value #*	$12.998116	$1.676797	$111.266588	$5.164974	$31.175356	$82.337161	$68.682722	$61.612291	$13.580157	$13.937160
Maximum unit fair value #*	$12.998116	$12.866046	$111.266588	$5.164974	$31.175356	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160
Contract liability	$409,527	$507,411	$842,416	$81,330	$24,704	$13,035	$130,614	$311,852	$5,168	$1,202

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$1,700,677	$11,249	$2,121,771
class A	—	—	—	336,623	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	53,272,634	100,979	1,311,403	—	2,402,700	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	18,113	357,665	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	53,272,634	100,979	1,311,403	336,623	2,402,700	18,113	357,665	1,700,677	11,249	2,121,771
Due from Sponsor Company	—	—	—	271	—	—	—	—	—	2,454
Receivable for fund shares sold	29,698	1	16	—	30	—	4	65	—	—
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	53,302,332	100,980	1,311,419	336,894	2,402,730	18,113	357,669	1,700,742	11,249	2,124,225

Liabilities:
Due to Sponsor Company	29,698	1	16	—	30	—	4	65	—	—
Payable for fund shares purchased	—	—	—	271	—	—	—	—	—	2,454
Other liabilities	1	—	—	—	—	1	—	—	—	—
Total liabilities	29,699	1	16	271	30	1	4	65	—	2,454

Net assets:
For contract liabilities	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$1,700,677	$11,249	$2,121,771
class A	—	—	—	336,623	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	53,272,633	100,979	1,311,403	—	2,402,700	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	18,112	357,665	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

Shares:
class 2	—	—	—	—	—	—	—	74,233	5,541	151,123
class A	—	—	—	43,604	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	1,651,865	9,635	66,232	—	68,845	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	2,253	13,441	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	1,651,865	9,635	66,232	43,604	68,845	2,253	13,441	74,233	5,541	151,123

Cost	$39,776,930	$104,355	$1,140,905	$328,353	$1,886,331	$22,390	$319,792	$1,185,504	$17,364	$1,365,396

Deferred contracts in the accumulation period:
Units owned by participants #	3,043,024	5,622	25,789	15,436	26,365	644	5,344	52,219	687	30,022
Minimum unit fair value #*	$16.764316	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$16.364818	$70.279710
Maximum unit fair value #*	$17.707991	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$16.364818	$70.279710
Contract liability	$52,086,654	$96,210	$1,308,779	$321,078	$2,369,448	$15,353	$170,034	$1,694,125	$11,249	$2,109,958

Contracts in payout (annuitization) period:
Units owned by participants #	69,068	279	52	747	370	116	5,897	202	—	168
Minimum unit fair value #*	$17.095462	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$—	$70.279710
Maximum unit fair value #*	$17.707991	$17.112817	$50.750212	$20.800665	$89.872357	$23.831347	$31.815931	$32.442721	$—	$70.279710
Contract liability	$1,185,979	$4,769	$2,624	$15,545	$33,252	$2,759	$187,631	$6,552	$—	$11,813

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$759,881	$157,023	$—	$—	$—
class A	—	—	—	—	—
class D	—	—	—	298,430	—
class I	—	—	—	—	650,020
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	329,765	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total investments	759,881	157,023	329,765	298,430	650,020
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	9	6	4	4	8
Other assets	—	1	—	—	1
Total assets	759,890	157,030	329,769	298,434	650,029

Liabilities:
Due to Sponsor Company	9	6	4	4	8
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—
Total liabilities	9	6	4	4	8

Net assets:
For contract liabilities	$759,881	$157,024	$329,765	$298,430	$650,021

Contract Liabilities:
class 2	$759,881	$157,024	$—	$—	$—
class A	—	—	—	—	—
class D	—	—	—	298,430	—
class I	—	—	—	—	650,021
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	329,765	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total contract liabilities	$759,881	$157,024	$329,765	$298,430	$650,021	$—	$—	$—	$—	$—

Shares:
class 2	17,779	4,469	—	—	—
class A	—	—	—	—	—
class D	—	—	—	22,122	—
class I	—	—	—	—	17,554
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	—	—	26,680	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
Total shares	17,779	4,469	26,680	22,122	17,554

Cost	$572,640	$112,560	$282,785	$246,930	$470,213

Deferred contracts in the accumulation period:
Units owned by participants #	5,010	4,040	17,028	9,782	39,214
Minimum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Maximum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Contract liability	$655,509	$146,504	$265,083	$138,889	$647,382

Contracts in payout (annuitization) period:
Units owned by participants #	798	290	4,155	11,237	160
Minimum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Maximum unit fair value #*	$130.842635	$36.262856	$15.567477	$14.198105	$16.508774
Contract liability	$104,372	$10,520	$64,682	$159,541	$2,639

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(3) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(4) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(5) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(6) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(7) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Investment income:
Dividends	$5,232	$—	$—	$11,874	$6,553	$557	$—	$—	$16,193	$78,997

Expenses:
Administrative charges	—	—	—	—	(760)	—	—	—	(330)	(1,417)
Mortality and expense risk and other charges	(3,254)	(1,404)	(1,111)	(24,124)	(6,336)	(107,233)	(7,162)	(74,901)	(5,159)	(17,924)
Total expenses	(3,254)	(1,404)	(1,111)	(24,124)	(7,096)	(107,233)	(7,162)	(74,901)	(5,489)	(19,341)
Net investment income (loss)	1,978	(1,404)	(1,111)	(12,250)	(543)	(106,676)	(7,162)	(74,901)	10,704	59,656

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,906	5,935	3,387	38,544	22,270	—	100,069	276,839	(15,396)	(6,690)
Net realized gain distributions	32,820	32,993	22,619	40,670	34,606	—	109,512	552,919	—	—
Change in unrealized appreciation (depreciation) during the period	55,863	(12,038)	(8,256)	357,137	(34,706)	—	198,529	(82,767)	(14,833)	4,734
Net gain (loss) on investments	99,589	26,890	17,750	436,351	22,170	—	408,110	746,991	(30,229)	(1,956)
Net increase (decrease) in net assets resulting from operations	$101,567	$25,486	$16,639	$424,101	$21,627	$(106,676)	$400,948	$672,090	$(19,525)	$57,700

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10	$30,215	$195,490	$—	$549,803	$618,829	$74,362	$415,991	$2,157,124	$219,847

Expenses:
Administrative charges	(619)	(1,209)	(10,616)	—	(56,277)	(26,143)	—	—	(381,451)	—
Mortality and expense risk and other charges	(7,315)	(14,457)	(127,586)	(112,713)	(712,072)	(333,925)	(221,824)	(448,038)	(4,884,057)	(302,146)
Total expenses	(7,934)	(15,666)	(138,202)	(112,713)	(768,349)	(360,068)	(221,824)	(448,038)	(5,265,508)	(302,146)
Net investment income (loss)	(7,924)	14,549	57,288	(112,713)	(218,546)	258,761	(147,462)	(32,047)	(3,108,384)	(82,299)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	1,843	266,784	391,987	2,158,102	5,068	437,364	719,430	11,410,606	907,175
Net realized gain distributions	—	10,480	—	603,236	2,968,555	631,787	1,387,284	1,585,518	16,060,227	—
Change in unrealized appreciation (depreciation) during the period	—	(59,952)	1,377,563	(759,236)	4,335,339	(1,532,663)	294,039	6,106,044	57,724,495	508,553
Net gain (loss) on investments	—	(47,629)	1,644,347	235,987	9,461,996	(895,808)	2,118,687	8,410,992	85,195,328	1,415,728
Net increase (decrease) in net assets resulting from operations	$(7,924)	$(33,080)	$1,701,635	$123,274	$9,243,450	$(637,047)	$1,971,225	$8,378,945	$82,086,944	$1,333,429

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$127,429	$—	$59,921	$—	$1,209	$—	$—	$22,514	$7,228

Expenses:
Administrative charges	—	(17,236)	(50,657)	—	—	—	—	(3,651)	—	—
Mortality and expense risk and other charges	(425,470)	(223,253)	(639,319)	(71,459)	(651)	(2,621)	(5,317)	(38,193)	(5,246)	(1,605)
Total expenses	(425,470)	(240,489)	(689,976)	(71,459)	(651)	(2,621)	(5,317)	(41,844)	(5,246)	(1,605)
Net investment income (loss)	(425,470)	(113,060)	(689,976)	(11,538)	(651)	(1,412)	(5,317)	(41,844)	17,268	5,623

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	580,757	(4,452)	2,677,651	235,545	4,167	26,818	11,531	162,478	(4,453)	8,566
Net realized gain distributions	4,813,412	—	3,955,795	178,625	11,161	62,864	112,290	576,858	—	9,383
Change in unrealized appreciation (depreciation) during the period	(2,539,626)	(155,799)	(4,565,084)	630,257	(29,235)	(20,699)	32,361	132,242	(2,175)	(23,171)
Net gain (loss) on investments	2,854,543	(160,251)	2,068,362	1,044,427	(13,907)	68,983	156,182	871,578	(6,628)	(5,222)
Net increase (decrease) in net assets resulting from operations	$2,429,073	$(273,311)	$1,378,386	$1,032,889	$(14,558)	$67,571	$150,865	$829,734	$10,640	$401

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Investment income:
Dividends	$639,738	$2,636	$3,554	$8,404	$—	$964	$1,407	$9,615	$123	$—

Expenses:
Administrative charges	—	—	—	(519)	—	—	—	(2,472)	—	(3,352)
Mortality and expense risk and other charges	(649,032)	(460)	(4,950)	(4,327)	(10,933)	(85)	(1,419)	(20,604)	(217)	(27,931)
Total expenses	(649,032)	(460)	(4,950)	(4,846)	(10,933)	(85)	(1,419)	(23,076)	(217)	(31,283)
Net investment income (loss)	(9,294)	2,176	(1,396)	3,558	(10,933)	879	(12)	(13,461)	(94)	(31,283)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,168,528	(24)	793	496	24,069	(104)	1,973	57,119	(4,822)	81,752
Net realized gain distributions	3,590,338	—	82,974	—	331,990	—	—	151,084	—	244,053
Change in unrealized appreciation (depreciation) during the period	6,905,714	(1,849)	178,592	21,632	(176,480)	(1,631)	42,401	25,828	6,644	(160,177)
Net gain (loss) on investments	11,664,580	(1,873)	262,359	22,128	179,579	(1,735)	44,374	234,031	1,822	165,628
Net increase (decrease) in net assets resulting from operations	$11,655,286	$303	$260,963	$25,686	$168,646	$(856)	$44,362	$220,570	$1,728	$134,345

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$56	$5,965	$2,910	$2,289

Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk and other charges	(3,850)	(1,937)	(1,147)	(1,395)	(2,617)
Total expenses	(3,850)	(1,937)	(1,147)	(1,395)	(2,617)
Net investment income (loss)	(3,850)	(1,881)	4,818	1,515	(328)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	49,122	1,494	4,186	7,060	1,322
Net realized gain distributions	59,673	6,743	—	—	11,705
Change in unrealized appreciation (depreciation) during the period	(151,365)	21,536	36,163	(34,814)	105,202
Net gain (loss) on investments	(42,570)	29,773	40,349	(27,754)	118,229
Net increase (decrease) in net assets resulting from operations	$(46,420)	$27,892	$45,167	$(26,239)	$117,901

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(3) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(4) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(5) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(6) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(7) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,978	$(1,404)	$(1,111)	$(12,250)	$(543)	$(106,676)	$(7,162)	$(74,901)	$10,704	$59,656
Net realized gain (loss) on security transactions	10,906	5,935	3,387	38,544	22,270	—	100,069	276,839	(15,396)	(6,690)
Net realized gain distributions	32,820	32,993	22,619	40,670	34,606	—	109,512	552,919	—	—
Change in unrealized appreciation (depreciation) during the period	55,863	(12,038)	(8,256)	357,137	(34,706)	—	198,529	(82,767)	(14,833)	4,734
Net increase (decrease) in net assets resulting from operations	101,567	25,486	16,639	424,101	21,627	(106,676)	400,948	672,090	(19,525)	57,700

Unit transactions:
Purchases	—	—	—	2,300	—	45,968	—	1,795	112	—
Net transfers	14,058	100,918	31,847	88,648	43,430	2,744,609	(93,389)	(3,757)	(364,451)	84,950
Surrenders for benefit payments and fees	(469)	(8,398)	(12,296)	(137,627)	(36,673)	(1,989,294)	(1,027)	(444,866)	(11,114)	(73,083)
Other transactions	—	—	—	9	—	2	—	17	—	—
Death benefits	—	—	—	(82,850)	—	(254,224)	—	(130,083)	(8,626)	(15,911)
Net annuity transactions	(3,878)	—	(4,075)	(15,448)	(1,898)	(7,024)	(45,430)	(389)	(27)	(243)
Net increase (decrease) in net assets resulting from unit transactions	9,711	92,520	15,476	(144,968)	4,859	540,037	(139,846)	(577,283)	(384,106)	(4,287)
Net increase (decrease) in net assets	111,278	118,006	32,115	279,133	26,486	433,361	261,102	94,807	(403,631)	53,413

Net assets:
Beginning of period	674,368	248,883	236,149	1,699,985	485,220	8,171,888	1,417,364	5,249,243	774,380	1,615,580
End of period	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,924)	$14,549	$57,288	$(112,713)	$(218,546)	$258,761	$(147,462)	$(32,047)	$(3,108,384)	$(82,299)
Net realized gain (loss) on security transactions	—	1,843	266,784	391,987	2,158,102	5,068	437,364	719,430	11,410,606	907,175
Net realized gain distributions	—	10,480	—	603,236	2,968,555	631,787	1,387,284	1,585,518	16,060,227	—
Change in unrealized appreciation (depreciation) during the period	—	(59,952)	1,377,563	(759,236)	4,335,339	(1,532,663)	294,039	6,106,044	57,724,495	508,553
Net increase (decrease) in net assets resulting from operations	(7,924)	(33,080)	1,701,635	123,274	9,243,450	(637,047)	1,971,225	8,378,945	82,086,944	1,333,429

Unit transactions:
Purchases	16,212	272	98,001	6,166	316,014	200,116	54,163	114,865	1,656,382	93,930
Net transfers	(17,549)	40,872	(128,795)	65,271	(525,748)	625,123	(288,801)	135,593	(8,127,390)	(74,468)
Surrenders for benefit payments and fees	(14,120)	(23,336)	(662,854)	(588,407)	(4,749,590)	(1,967,703)	(864,753)	(2,453,010)	(32,963,053)	(1,759,775)
Other transactions	69	—	(169)	(572)	(68)	(224)	624	116	(3,268)	(68)
Death benefits	(44,457)	(12,083)	(479,965)	(432,361)	(1,682,972)	(425,082)	(215,772)	(606,974)	(6,943,762)	(271,082)
Net annuity transactions	—	—	(1,333)	—	(158,384)	(117,106)	52,548	25,517	(190,054)	(61,910)
Net increase (decrease) in net assets resulting from unit transactions	(59,845)	5,725	(1,175,115)	(949,903)	(6,800,748)	(1,684,876)	(1,261,991)	(2,783,893)	(46,571,145)	(2,073,373)
Net increase (decrease) in net assets	(67,769)	(27,355)	526,520	(826,629)	2,442,702	(2,321,923)	709,234	5,595,052	35,515,799	(739,944)

Net assets:
Beginning of period	653,007	1,219,995	10,460,555	9,110,072	54,118,500	27,438,821	15,415,549	29,002,148	365,668,103	21,763,852
End of period	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(425,470)	$(113,060)	$(689,976)	$(11,538)	$(651)	$(1,412)	$(5,317)	$(41,844)	$17,268	$5,623
Net realized gain (loss) on security transactions	580,757	(4,452)	2,677,651	235,545	4,167	26,818	11,531	162,478	(4,453)	8,566
Net realized gain distributions	4,813,412	—	3,955,795	178,625	11,161	62,864	112,290	576,858	—	9,383
Change in unrealized appreciation (depreciation) during the period	(2,539,626)	(155,799)	(4,565,084)	630,257	(29,235)	(20,699)	32,361	132,242	(2,175)	(23,171)
Net increase (decrease) in net assets resulting from operations	2,429,073	(273,311)	1,378,386	1,032,889	(14,558)	67,571	150,865	829,734	10,640	401

Unit transactions:
Purchases	101,303	48,232	165,493	43,148	—	—	—	1,100	—	—
Net transfers	177,982	491,869	(113,632)	159,141	(9,354)	(44,051)	(4,192)	27,106	(58,039)	(215,852)
Surrenders for benefit payments and fees	(1,689,879)	(1,151,180)	(3,623,857)	(390,961)	(308)	(127)	(1,907)	(94,447)	(14,527)	(9,926)
Other transactions	15	58	(409)	5	—	—	—	9	—	—
Death benefits	(429,778)	(303,800)	(799,740)	(57,465)	—	—	—	(50,159)	(11,205)	—
Net annuity transactions	(68,758)	(112,934)	(78,087)	54,688	(2,353)	(1,004)	(11,732)	(60,553)	(1,337)	(180)
Net increase (decrease) in net assets resulting from unit transactions	(1,909,115)	(1,027,755)	(4,450,232)	(191,444)	(12,015)	(45,182)	(17,831)	(176,944)	(85,108)	(225,958)
Net increase (decrease) in net assets	519,958	(1,301,066)	(3,071,846)	841,445	(26,573)	22,389	133,034	652,790	(74,468)	(225,557)

Net assets:
Beginning of period	29,436,177	18,655,217	50,845,503	4,491,572	137,655	630,072	1,089,344	3,848,102	491,728	451,791
End of period	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)

Operations:
Net investment income (loss)	$(9,294)	$2,176	$(1,396)	$3,558	$(10,933)	$879	$(12)	$(13,461)	$(94)	$(31,283)
Net realized gain (loss) on security transactions	1,168,528	(24)	793	496	24,069	(104)	1,973	57,119	(4,822)	81,752
Net realized gain distributions	3,590,338	—	82,974	—	331,990	—	—	151,084	—	244,053
Change in unrealized appreciation (depreciation) during the period	6,905,714	(1,849)	178,592	21,632	(176,480)	(1,631)	42,401	25,828	6,644	(160,177)
Net increase (decrease) in net assets resulting from operations	11,655,286	303	260,963	25,686	168,646	(856)	44,362	220,570	1,728	134,345

Unit transactions:
Purchases	167,959	—	—	395	—	—	—	—	—	695
Net transfers	565,073	—	124,211	2,427	(9,282)	—	81,097	(5,077)	—	(5,768)
Surrenders for benefit payments and fees	(2,938,488)	(1,280)	(1,718)	(21,782)	(2,759)	(2)	(1,668)	(90,567)	(2)	(99,044)
Other transactions	(936)	—	—	1	—	—	—	1	—	2
Death benefits	(647,517)	—	—	(15,853)	—	—	—	(62,904)	(10,475)	(42,787)
Net annuity transactions	(115,319)	(750)	(431)	8,683	(2,908)	(238)	(17,272)	(1,714)	—	(14,993)
Net increase (decrease) in net assets resulting from unit transactions	(2,969,228)	(2,030)	122,062	(26,129)	(14,949)	(240)	62,157	(160,261)	(10,477)	(161,895)
Net increase (decrease) in net assets	8,686,058	(1,727)	383,025	(443)	153,697	(1,096)	106,519	60,309	(8,749)	(27,550)

Net assets:
Beginning of period	44,586,575	102,706	928,378	337,066	2,249,003	19,208	251,146	1,640,368	19,998	2,149,321
End of period	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,850)	$(1,881)	$4,818	$1,515	$(328)
Net realized gain (loss) on security transactions	49,122	1,494	4,186	7,060	1,322
Net realized gain distributions	59,673	6,743	—	—	11,705
Change in unrealized appreciation (depreciation) during the period	(151,365)	21,536	36,163	(34,814)	105,202
Net increase (decrease) in net assets resulting from operations	(46,420)	27,892	45,167	(26,239)	117,901

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(53,322)	12,000	81,742	35,495	31,868
Surrenders for benefit payments and fees	(34)	(2,412)	(1,741)	(1,350)	(2,567)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	(8,432)	(1,520)	(7,163)	(14,175)	(222)
Net increase (decrease) in net assets resulting from unit transactions	(61,788)	8,068	72,838	19,970	29,079
Net increase (decrease) in net assets	(108,208)	35,960	118,005	(6,269)	146,980

Net assets:
Beginning of period	868,089	121,064	211,760	304,699	503,041
End of period	$759,881	$157,024	$329,765	$298,430	$650,021

The accompanying notes are an integral part of these financial statements.

(1) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(2) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(3) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(4) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(5) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(6) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(7) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,572	$(818)	$1,753	$69	$3,664	$(82,216)	$(5,380)	$(61,139)	$7,063	$82,833
Net realized gain (loss) on security transactions	10,359	(489)	(1,412)	22,923	59,188	—	71,526	142,140	317	(34,765)
Net realized gain distributions	21,710	19,198	16,547	352,575	9,661	—	94,054	340,546	—	—
Change in unrealized appreciation (depreciation) during the period	36,291	51,375	35,429	(197,044)	(22,443)	—	190,286	1,149,202	8,937	12,354
Net increase (decrease) in net assets resulting from operations	72,932	69,266	52,317	178,523	50,070	(82,216)	350,486	1,570,749	16,317	60,422

Unit transactions:
Purchases	—	—	—	1,765	188	3,489	—	1,260	—	15,078
Net transfers	(21,441)	10,624	(7,204)	(45,302)	(72,059)	2,404,494	(88,847)	(13,935)	445,287	(63,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(288)	(34)	(32)	(96,501)	(17,577)	(1,892,533)	(389)	(255,509)	(10,452)	(69,688)
Other transactions	(1)	—	—	(1)	—	23	(2)	(545)	1	—
Death benefits	—	29	122	(80,670)	(32,459)	(174,126)	—	(136,322)	(14,136)	(150,462)
Net annuity transactions	(3,579)	—	(3,500)	(5,882)	(1,881)	(171,851)	(28,264)	(50,298)	(31)	(6,004)
Net increase (decrease) in net assets resulting from unit transactions	(25,309)	10,619	(10,614)	(226,591)	(123,788)	169,496	(117,502)	(455,349)	420,669	(274,945)
Net increase (decrease) in net assets	47,623	79,885	41,703	(48,068)	(73,718)	87,280	232,984	1,115,400	436,986	(214,523)

Net assets:
Beginning of period	626,745	168,998	194,446	1,748,053	558,938	8,084,608	1,184,380	4,133,843	337,394	1,830,103
End of period	$674,368	$248,883	$236,149	$1,699,985	$485,220	$8,171,888	$1,417,364	$5,249,243	$774,380	$1,615,580

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,078)	$17,245	$135,086	$(102,971)	$151,195	$422,360	$(56,063)	$268,616	$(631,977)
Net realized gain (loss) on security transactions	—	1,893	69,515	200,373	1,328,555	85,721	33,564	(115,516)	1,507,539
Net realized gain distributions	—	3,482	—	736,765	2,660,671	43,610	987,707	579,475	2,656,463
Change in unrealized appreciation (depreciation) during the period	—	52,851	(296,550)	1,160,524	744,041	986,110	1,502,957	1,930,369	41,154,703
Net increase (decrease) in net assets resulting from operations	(7,078)	75,471	(91,949)	1,994,691	4,884,462	1,537,801	2,468,165	2,662,944	44,686,728

Unit transactions:
Purchases	—	28,943	108,759	161,270	256,468	194,987	53,593	298,724	343,721
Net transfers	63,647	43,505	(111,268)	(40,847)	468,047	1,975,340	383,725	(603,828)	(13,852,516)
Net interfund transfers due to corporate actions	—	—	—	—	—	7,136,546	—	15,564,677	302,150,696
Surrenders for benefit payments and fees	(13,355)	(44,067)	(249,698)	(238,249)	(4,506,901)	(2,260,730)	(1,134,618)	(1,047,006)	(10,371,071)
Other transactions	2	1	(5)	11	(2,155)	32	(355)	(85)	(2,174)
Death benefits	(25,057)	(52,161)	(565,906)	(405,529)	(1,442,079)	(1,079,137)	(192,963)	(817,000)	(2,672,457)
Net annuity transactions	—	—	(15,803)	(8,630)	139,567	193,418	(645)	237,324	9,466,800
Net increase (decrease) in net assets resulting from unit transactions	25,237	(23,779)	(833,921)	(531,974)	(5,087,053)	6,160,456	(891,263)	13,632,806	285,062,999
Net increase (decrease) in net assets	18,159	51,692	(925,870)	1,462,717	(202,591)	7,698,257	1,576,902	16,295,750	329,749,727

Net assets:
Beginning of period	634,848	1,168,303	11,386,425	7,647,355	54,321,091	19,740,564	13,838,647	12,706,398	35,918,376
End of period	$653,007	$1,219,995	$10,460,555	$9,110,072	$54,118,500	$27,438,821	$15,415,549	$29,002,148	$365,668,103

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$97,493	$(94,313)	$42,398	$(555,850)	$8,405
Net realized gain (loss) on security transactions	427,464	171,345	25,463	1,787,322	240,229
Net realized gain distributions	—	410,489	—	1,503,494	273,733
Change in unrealized appreciation (depreciation) during the period	2,789,756	5,672,175	(96,218)	9,530,691	(101,437)
Net increase (decrease) in net assets resulting from operations	3,314,713	6,159,696	(28,357)	12,265,657	420,930

Unit transactions:
Purchases	147,470	90,131	87,074	164,814	17,667
Net transfers	54,458	(379,945)	675,269	(774,178)	82,986
Net interfund transfers due to corporate actions	—	24,057,697	11,182,071	—	—
Surrenders for benefit payments and fees	(2,014,022)	(661,407)	(1,289,052)	(3,966,125)	(226,746)
Other transactions	(102)	(1,173)	(58)	41	5
Death benefits	(345,967)	(177,360)	(308,587)	(683,094)	(109,160)
Net annuity transactions	(19,643)	348,538	476,550	121,632	(2,078)
Net increase (decrease) in net assets resulting from unit transactions	(2,177,806)	23,276,481	10,823,267	(5,136,910)	(237,326)
Net increase (decrease) in net assets	1,136,907	29,436,177	10,794,910	7,128,747	183,604

Net assets:
Beginning of period	20,626,945	—	7,860,307	43,716,756	4,307,968
End of period	$21,763,852	$29,436,177	18,655,217	50,845,503	4,491,572

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,665	$(717)	$(4,035)	$(34,128)	$21,355	$14,147	$176,240	$1,914	$2,500
Net realized gain (loss) on security transactions	233,010	7,468	99,302	243,632	(5,776)	261	346,020	(1,016)	(8,471)
Net realized gain distributions	107,890	13,461	82,868	215,223	—	—	2,577,263	—	65,825
Change in unrealized appreciation (depreciation) during the period	(118,190)	55,857	162,197	479,237	1,825	16,346	3,114,093	2,014	115,843
Net increase (decrease) in net assets resulting from operations	227,375	76,069	340,332	903,964	17,404	30,754	6,213,616	2,912	175,697

Unit transactions:
Purchases	—	—	—	727	188	—	231,684	—	—
Net transfers	(3,669)	3,276	17,062	(17,150)	(9,709)	193,112	73,168	(6,096)	16,545
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(345,354)	(144)	(4,197)	(148,235)	(12,606)	(3,934)	(3,638,608)	(3,325)	(54)
Other transactions	—	—	(3)	(2)	—	—	123	—	16
Death benefits	(526,272)	(60)	188	(112,082)	(20,521)	—	(693,015)	—	(22,573)
Net annuity transactions	(1,951)	(874)	(58,605)	(49,256)	(1,346)	(186)	(81,071)	(760)	(345)
Net increase (decrease) in net assets resulting from unit transactions	(877,246)	2,198	(45,555)	(325,998)	(43,994)	188,992	(4,107,719)	(10,181)	(6,411)
Net increase (decrease) in net assets	(649,871)	78,267	294,777	577,966	(26,590)	219,746	2,105,897	(7,269)	169,286

Net assets:
Beginning of period	787,526	551,805	794,567	3,270,136	518,318	232,045	42,480,678	109,975	759,092
End of period	$137,655	$630,072	$1,089,344	$3,848,102	$491,728	$451,791	$44,586,575	$102,706	$928,378

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,541	$(7,882)	$1,180	$939	$(8,721)	$264	$(22,495)	$(2,893)	$(1,110)	$3,672
Net realized gain (loss) on security transactions	(12,045)	13,512	(127)	(9,332)	27,104	(4,228)	36,164	31,311	8,015	96
Net realized gain distributions	—	124,951	—	—	118,977	—	92,929	55,586	9,798	—
Change in unrealized appreciation (depreciation) during the period	1,510	487,030	435	44,207	79,025	4,179	672,664	246,649	5,264	(9,210)
Net increase (decrease) in net assets resulting from operations	(3,994)	617,611	1,488	35,814	216,385	215	779,262	330,653	21,967	(5,442)

Unit transactions:
Purchases	395	—	—	—	—	—	695	—	—	—
Net transfers	3,765	(82,933)	—	(2,546)	579	—	(28,307)	(93,493)	(135)	(21,840)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,057)	(977)	(2)	(33)	(26,629)	(4,543)	(89,549)	(765)	(4,571)	(28)
Other transactions	2	—	—	536	5	—	(12)	(2)	—	—
Death benefits	(13,356)	—	—	—	(47,687)	—	(12,392)	—	(21,267)	—
Net annuity transactions	(2,953)	(2,229)	(235)	(11,685)	(2,070)	—	(11,900)	(6,785)	(1,187)	(6,234)
Net increase (decrease) in net assets resulting from unit transactions	(30,204)	(86,139)	(237)	(13,728)	(75,802)	(4,543)	(141,465)	(101,045)	(27,160)	(28,102)
Net increase (decrease) in net assets	(34,198)	531,472	1,251	22,086	140,583	(4,328)	637,797	229,608	(5,193)	(33,544)

Net assets:
Beginning of period	371,264	1,717,531	17,957	229,060	1,499,785	24,326	1,511,524	638,481	126,257	245,304
End of period	$337,066	$2,249,003	$19,208	$251,146	$1,640,368	$19,998	$2,149,321	$868,089	$121,064	$211,760

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,991	$715
Net realized gain (loss) on security transactions	2,455	(2,027)
Net realized gain distributions	—	17,815
Change in unrealized appreciation (depreciation) during the period	27,100	61,076
Net increase (decrease) in net assets resulting from operations	32,546	77,579

Unit transactions:
Purchases	—	—
Net transfers	—	(7,295)
Net interfund transfers due to corporate actions	—	—
Surrenders for benefit payments and fees	(23)	(88)
Other transactions	470	1
Death benefits	—	—
Net annuity transactions	(11,274)	(178)
Net increase (decrease) in net assets resulting from unit transactions	(10,827)	(7,560)
Net increase (decrease) in net assets	21,719	70,019

Net assets:
Beginning of period	282,980	433,022
End of period	$304,699	$503,041

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2021

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund), Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Government Money Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Kaufmann Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund, VanEck VIP Global Resources Fund (Formerly VanEck VIP Global Hard Assets Fund), Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund), Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund), Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund), Allspring VT Discovery Fund (Formerly Wells Fargo VT Discovery Fund), Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund), Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$95,593	$51,085
American Century VP Capital Appreciation Fund	$156,155	$32,045
AB VPS International Growth Portfolio	$57,958	$20,975
Invesco V.I. Core Equity Fund	$154,029	$270,577
Invesco V.I. International Growth Fund	$84,504	$45,582
Invesco V.I. Government Money Market Fund	$5,022,128	$4,588,766
AB VPS Large Cap Growth Portfolio	$216,041	$253,536
Allspring VT Omega Growth Fund+	$565,597	$664,862
Federated Hermes Fund for U.S. Government Securities II	$103,191	$476,593
Federated Hermes High Income Bond Fund II	$182,946	$127,577
Federated Hermes Government Money Fund II	$4,178	$71,947
Federated Hermes Quality Bond Fund II	$90,372	$59,617
Federated Hermes Managed Volatility Fund II	$267,427	$1,385,254
Federated Hermes Kaufmann Fund II	$661,751	$1,121,131
Hartford Balanced HLS Fund	$3,815,174	$7,865,918
Hartford Total Return Bond HLS Fund	$2,445,177	$3,239,498
Hartford Capital Appreciation HLS Fund	$2,292,603	$2,314,775
Hartford Dividend and Growth HLS Fund	$2,894,863	$4,125,279
Hartford Disciplined Equity HLS Fund	$18,454,770	$52,074,073
Hartford International Opportunities HLS Fund	$573,855	$2,729,527
Hartford MidCap HLS Fund	$5,390,331	$2,911,505
Hartford Ultrashort Bond HLS Fund	$973,596	$2,114,414
Hartford SmallCap Growth HLS Fund	$5,430,345	$6,614,758
Hartford Stock HLS Fund	$543,805	$568,163
VY® JPMorgan Emerging Markets Equity Portfolio	$33,871	$35,376
Invesco V.I. Health Care Fund	$108,295	$92,026
Invesco V.I. Technology Fund	$120,899	$31,757
MFS® Growth Series	$660,144	$302,074
MFS® High Yield Portfolio	$63,213	$131,053
MFS® Income Portfolio	$18,621	$229,573
BlackRock S&P 500 Index V.I. Fund	$5,514,899	$4,903,084
Neuberger Berman AMT Short Duration Bond Portfolio	$2,742	$2,594
Pioneer Fund VCT Portfolio	$212,954	$9,314
DWS CROCI® International VIP	$12,428	$34,999
Pioneer Select Mid Cap Growth VCT Portfolio	$408,803	$102,696
VanEck VIP Emerging Markets Bond Fund	$1,240	$600
VanEck VIP Global Resources Fund+	$85,853	$23,708
Allspring VT Index Asset Allocation Fund+	$161,975	$184,613
Allspring VT International Equity Fund+	$123	$10,694
Allspring VT Small Cap Growth Fund+	$251,356	$200,482
Allspring VT Discovery Fund+	$144,556	$150,521
Allspring VT Opportunity Fund+	$18,795	$5,864
Voya Global High Dividend Low Volatility Portfolio	$108,873	$31,216
NVIT Emerging Markets Fund	$47,320	$25,835
Neuberger Berman AMT Sustainable Equity Portfolio	$45,860	$5,404

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,100	944	156
American Century VP Capital Appreciation Fund	1,475	391	1,084
AB VPS International Growth Portfolio	2,159	1,295	864
Invesco V.I. Core Equity Fund	2,149	8,487	(6,338)
Invesco V.I. International Growth Fund	1,647	1,458	189
Invesco V.I. Government Money Market Fund	548,317	487,514	60,803
AB VPS Large Cap Growth Portfolio	864	1,901	(1,037)
Allspring VT Omega Growth Fund+	1,224	12,185	(10,961)
Federated Hermes Fund for U.S. Government Securities II	4,018	20,149	(16,131)
Federated Hermes High Income Bond Fund II	2,595	3,646	(1,051)
Federated Hermes Government Money Fund II	403	6,134	(5,731)
Federated Hermes Quality Bond Fund II	2,428	2,167	261
Federated Hermes Managed Volatility Fund II	3,887	65,003	(61,116)
Federated Hermes Kaufmann Fund II	1,490	24,312	(22,822)
Hartford Balanced HLS Fund	61,664	728,785	(667,121)
Hartford Total Return Bond HLS Fund	280,411	651,084	(370,673)
Hartford Capital Appreciation HLS Fund	139,679	342,548	(202,869)
Hartford Dividend and Growth HLS Fund	215,144	798,804	(583,660)
Hartford Disciplined Equity HLS Fund	35,789	614,273	(578,484)
Hartford International Opportunities HLS Fund	101,197	613,050	(511,853)
Hartford MidCap HLS Fund	53,003	202,898	(149,895)
Hartford Ultrashort Bond HLS Fund	492,799	1,016,059	(523,260)
Hartford SmallCap Growth HLS Fund	15,168	60,680	(45,512)
Hartford Stock HLS Fund	84,275	125,260	(40,985)
VY® JPMorgan Emerging Markets Equity Portfolio	611	1,011	(400)
Invesco V.I. Health Care Fund	552	1,183	(631)
Invesco V.I. Technology Fund	140	406	(266)
MFS® Growth Series	765	4,169	(3,404)
MFS® High Yield Portfolio	2,840	8,772	(5,932)
MFS® Income Portfolio	151	16,340	(16,189)
BlackRock S&P 500 Index V.I. Fund	94,695	287,396	(192,701)
Neuberger Berman AMT Short Duration Bond Portfolio	8	126	(118)
Pioneer Fund VCT Portfolio	2,631	97	2,534
DWS CROCI® International VIP	619	1,891	(1,272)
Pioneer Select Mid Cap Growth VCT Portfolio	832	1,019	(187)
VanEck VIP Emerging Markets Bond Fund	11	21	(10)
VanEck VIP Global Resources Fund+	2,634	738	1,896
Allspring VT Index Asset Allocation Fund+	1,037	6,451	(5,414)
Allspring VT International Equity Fund+	—	601	(601)
Allspring VT Small Cap Growth Fund+	130	2,402	(2,272)
Allspring VT Discovery Fund+	612	1,076	(464)
Allspring VT Opportunity Fund+	339	117	222
Voya Global High Dividend Low Volatility Portfolio	6,950	2,093	4,857
NVIT Emerging Markets Fund	2,850	1,574	1,276
Neuberger Berman AMT Sustainable Equity Portfolio	2,107	189	1,918

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,254	1,846	(592)
American Century VP Capital Appreciation Fund	1,146	1,025	121
AB VPS International Growth Portfolio	2,503	3,543	(1,040)
Invesco V.I. Core Equity Fund	329	10,326	(9,997)
Invesco V.I. International Growth Fund	110	5,705	(5,595)
Invesco V.I. Government Money Market Fund	450,086	431,708	18,378
AB VPS Large Cap Growth Portfolio	1,747	3,442	(1,695)
Wells Fargo VT Omega Growth Fund	284	12,308	(12,024)
Federated Hermes Fund for U.S. Government Securities II	31,104	13,307	17,797
Federated Hermes High Income Bond Fund II	548	10,438	(9,890)
Federated Hermes Government Money Fund II	6,376	4,160	2,216
Federated Hermes Quality Bond Fund II	2,194	3,505	(1,311)
Federated Hermes Managed Volatility Fund II	2,691	53,292	(50,601)
Federated Hermes Kaufmann Fund II	1,131	16,283	(15,152)
Hartford Balanced HLS Fund	207,178	823,745	(616,567)
Hartford Total Return Bond HLS Fund	2,108,937	715,783	1,393,154
Hartford Capital Appreciation HLS Fund	294,817	500,585	(205,768)
Hartford Dividend and Growth HLS Fund	4,435,728	717,465	3,718,263
Hartford Disciplined Equity HLS Fund	4,743,936	280,270	4,463,666
Hartford International Opportunities HLS Fund	206,209	906,936	(700,727)
Hartford MidCap HLS Fund	2,581,003	124,872	2,456,131
Hartford Ultrashort Bond HLS Fund	7,075,761	1,180,236	5,895,525
Hartford SmallCap Growth HLS Fund	20,648	83,757	(63,109)
Hartford Stock HLS Fund	94,318	159,262	(64,944)
VY® JPMorgan Emerging Markets Equity Portfolio	32,677	58,901	(26,224)
Invesco V.I. Health Care Fund	837	819	18
Invesco V.I. Technology Fund	5,864	6,967	(1,103)
MFS® Growth Series	2,709	9,867	(7,158)
MFS® High Yield Portfolio	1,189	4,703	(3,514)
MFS® Income Portfolio	15,416	1,122	14,294
BlackRock S&P 500 Index V.I. Fund	125,349	494,817	(369,468)
Neuberger Berman AMT Short Duration Bond Portfolio	780	1,399	(619)
Pioneer Fund VCT Portfolio	465	735	(270)
DWS CROCI® International VIP	578	2,577	(1,999)
Pioneer Select Mid Cap Growth VCT Portfolio	603	2,167	(1,564)
VanEck VIP Emerging Markets Bond Fund	12	22	(10)
VanEck VIP Global Hard Assets Fund	381	1,143	(762)
Wells Fargo VT Index Asset Allocation Fund	20	2,978	(2,958)
Wells Fargo VT International Equity Fund	—	333	(333)
Wells Fargo VT Small Cap Growth Fund	168	3,226	(3,058)
Wells Fargo VT Discovery Fund	652	1,849	(1,197)
Wells Fargo VT Opportunity Fund	1,230	2,234	(1,004)
Voya Global High Dividend Low Volatility Portfolio	75	2,372	(2,297)
NVIT Emerging Markets Fund	600	1,468	(868)
Neuberger Berman AMT Sustainable Equity Portfolio	198	1,118	(920)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2021	14,565	$53.939947	to	$53.939947	$785,646	0.45%	to	0.45%	0.72%	to	0.72%	15.25%	to	15.25%
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
2019	15,001	$41.779788	to	$41.779788	$626,745	0.45%	to	0.45%	1.55%	to	1.55%	19.31%	to	19.31%
2018	15,023	$35.016715	to	$35.016715	$526,044	0.45%	to	0.45%	1.37%	to	1.37%	(4.26)%	to	(4.26)%
2017	18,649	$36.575388	to	$36.575388	$682,077	0.45%	to	0.45%	1.53%	to	1.53%	13.40%	to	13.40%
American Century VP Capital Appreciation Fund
2021	4,348	$84.378098	to	$84.378098	$366,889	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	3,143	$53.768143	to	$53.768143	$168,998	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	3,003	$39.841347	to	$39.841347	$119,638	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
2017	3,164	$42.214726	to	$42.214726	$133,585	0.45%	to	0.45%	—%	to	—%	21.24%	to	21.24%
AB VPS International Growth Portfolio
2021	16,825	$15.944082	to	$15.944082	$268,264	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
2019	17,001	$11.437596	to	$11.437596	$194,446	0.45%	to	0.45%	0.55%	to	0.55%	26.95%	to	26.95%
2018	19,944	$9.009225	to	$9.009225	$179,680	0.45%	to	0.45%	0.48%	to	0.48%	(17.78)%	to	(17.78)%
2017	38,880	$10.957487	to	$10.957487	$426,028	0.45%	to	0.45%	1.20%	to	1.20%	34.42%	to	34.42%
Invesco V.I. Core Equity Fund
2021	61,038	$30.659951	to	$57.760516	$1,979,118	0.45%	to	1.40%	0.65%	to	0.67%	25.96%	to	27.17%
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
2019	77,373	$21.680276	to	$40.075446	$1,748,053	0.45%	to	1.40%	0.92%	to	0.97%	27.17%	to	28.39%
2018	90,432	$17.047789	to	$31.214866	$1,599,272	0.45%	to	1.40%	0.89%	to	0.89%	(10.66)%	to	(9.80)%
2017	98,633	$19.080856	to	$34.606963	$1,953,929	0.45%	to	1.40%	1.00%	to	1.07%	11.60%	to	12.67%
Invesco V.I. International Growth Fund
2021	19,164	$26.700839	to	$26.700839	$511,706	1.40%	to	1.40%	1.29%	to	1.29%	4.42%	to	4.42%
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
2019	24,570	$22.748095	to	$22.748095	$558,938	1.40%	to	1.40%	1.59%	to	1.59%	26.79%	to	26.79%
2018	26,038	$17.942000	to	$17.942000	$467,174	1.40%	to	1.40%	1.97%	to	1.97%	(16.16)%	to	(16.16)%
2017	31,911	$21.399730	to	$21.399730	$682,866	1.40%	to	1.40%	1.42%	to	1.42%	21.29%	to	21.29%
Invesco V.I. Government Money Market Fund
2021	925,100	$8.916271	to	$10.055510	$8,605,249	0.45%	to	1.85%	0.01%	to	0.01%	(1.83)%	to	(0.44)%
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
2019	845,919	$9.224586	to	$10.116003	$8,084,608	0.45%	to	1.85%	1.89%	to	2.08%	0.03%	to	1.44%
2018	1,131,869	$9.221846	to	$9.972408	$10,748,994	0.45%	to	1.85%	1.60%	to	1.73%	(0.31)%	to	1.09%
2017	1,095,865	$9.250646	to	$9.864478	$10,360,799	0.45%	to	1.85%	0.57%	to	0.59%	(1.28)%	to	0.11%
AB VPS Large Cap Growth Portfolio
2021	12,305	$136.399400	to	$136.399400	$1,678,466	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	15,037	$78.764595	to	$78.764595	$1,184,380	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	16,339	$58.739089	to	$58.739089	$959,740	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
2017	16,788	$57.520608	to	$57.520608	$965,629	0.45%	to	0.45%	—%	to	—%	31.39%	to	31.39%
Allspring VT Omega Growth Fund+
2021	96,454	$55.404649	to	$55.404649	$5,344,050	1.40%	to	1.40%	—%	to	—%	13.37%	to	13.37%
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
2019	119,439	$34.610615	to	$34.610615	$4,133,843	1.40%	to	1.40%	—%	to	—%	35.14%	to	35.14%
2018	136,402	$25.610558	to	$25.610558	$3,493,337	1.40%	to	1.40%	—%	to	—%	(1.12)%	to	(1.12)%
2017	160,690	$25.900109	to	$25.900109	$4,161,891	1.40%	to	1.40%	0.01%	to	0.01%	32.73%	to	32.73%
Federated Hermes Fund for U.S. Government Securities II
2021	21,270	$16.443932	to	$23.448558	$370,749	0.45%	to	1.40%	2.00%	to	3.50%	(3.41)%	to	(2.48)%
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
2019	19,604	$16.408594	to	$22.957844	$337,394	0.45%	to	1.40%	2.04%	to	2.45%	4.43%	to	5.42%
2018	21,448	$15.713102	to	$21.776910	$348,548	0.45%	to	1.40%	2.42%	to	3.98%	(0.94)%	to	—%
2017	28,821	$15.862692	to	$21.776381	$502,690	0.45%	to	1.40%	1.87%	to	2.46%	0.51%	to	1.47%
Federated Hermes High Income Bond Fund II
2021	55,317	$27.726213	to	$43.953100	$1,668,993	0.45%	to	1.40%	4.15%	to	4.89%	3.39%	to	4.38%
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
2019	66,258	$25.755522	to	$40.060880	$1,830,103	0.45%	to	1.40%	5.82%	to	6.01%	12.95%	to	14.03%
2018	69,648	$22.802154	to	$35.131997	$1,691,650	0.45%	to	1.40%	8.23%	to	9.64%	(4.63)%	to	(3.72)%
2017	77,425	$23.909531	to	$36.489819	$1,977,673	0.45%	to	1.40%	6.82%	to	7.43%	5.45%	to	6.46%
Federated Hermes Government Money Fund II
2021	55,336	$7.266821	to	$10.767116	$585,238	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
2019	58,851	$7.457804	to	$11.005977	$634,848	1.20%	to	1.40%	1.62%	to	1.84%	0.23%	to	0.43%
2018	61,670	$7.440688	to	$10.958779	$662,525	1.20%	to	1.40%	1.23%	to	1.25%	(0.16)%	to	0.04%
2017	68,827	$7.452328	to	$10.953993	$738,186	1.20%	to	1.40%	0.30%	to	0.36%	(1.08)%	to	(0.88)%
Federated Hermes Quality Bond Fund II
2021	57,985	$20.119004	to	$21.004504	$1,192,640	1.20%	to	1.40%	2.46%	to	2.53%	(2.77)%	to	(2.57)%
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
2019	59,035	$19.407327	to	$20.180626	$1,168,303	1.20%	to	1.40%	2.86%	to	2.86%	7.92%	to	8.14%
2018	57,547	$17.982715	to	$18.661911	$1,054,596	1.20%	to	1.40%	3.07%	to	3.11%	(1.97)%	to	(1.78)%
2017	58,714	$18.345002	to	$18.999845	$1,096,046	1.20%	to	1.40%	3.24%	to	3.30%	2.59%	to	2.79%
Federated Hermes Managed Volatility Fund II
2021	531,592	$19.973550	to	$38.127164	$10,987,075	0.45%	to	1.40%	1.79%	to	1.82%	16.86%	to	17.98%
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
2019	643,309	$17.172190	to	$32.163028	$11,386,425	0.45%	to	1.40%	2.07%	to	2.11%	18.56%	to	19.69%
2018	718,352	$14.484222	to	$26.872285	$10,697,119	0.45%	to	1.40%	2.31%	to	2.59%	(9.77)%	to	(8.90)%
2017	435,280	$16.051755	to	$29.498824	$7,185,682	0.45%	to	1.40%	3.82%	to	4.06%	16.47%	to	17.58%
Federated Hermes Kaufmann Fund II
2021	201,542	$40.496692	to	$41.479934	$8,283,443	1.20%	to	1.40%	—%	to	—%	1.09%	to	1.29%
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
2019	239,516	$31.543829	to	$32.180772	$7,647,355	1.20%	to	1.40%	—%	to	—%	31.33%	to	31.59%
2018	259,649	$24.019149	to	$24.455267	$6,305,428	1.20%	to	1.40%	—%	to	—%	2.90%	to	3.10%
2017	285,174	$23.343188	to	$23.719544	$6,720,153	1.20%	to	1.40%	—%	to	—%	26.55%	to	26.80%
Hartford Balanced HLS Fund
2021	5,260,606	$28.027441	to	$34.979332	$56,561,202	1.25%	to	1.85%	0.94%	to	1.00%	17.45%	to	18.16%
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%
2019	6,544,294	$21.778707	to	$26.856544	$54,321,091	1.25%	to	1.85%	1.86%	to	1.88%	20.55%	to	21.27%
2018	7,466,556	$18.066616	to	$22.145722	$51,107,139	1.25%	to	1.85%	1.74%	to	1.80%	(6.98)%	to	(6.42)%
2017	8,348,067	$19.421982	to	$23.664595	$61,319,334	1.25%	to	1.85%	2.23%	to	2.25%	13.47%	to	14.16%
Hartford Total Return Bond HLS Fund
2021	5,438,817	$18.979998	to	$21.646235	$25,116,898	1.25%	to	1.85%	2.40%	to	2.40%	(2.76)%	to	(2.18)%
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
2019	4,416,336	$18.237099	to	$20.550906	$19,740,564	1.25%	to	1.85%	3.90%	to	3.91%	8.62%	to	9.28%
2018	4,767,465	$16.789305	to	$18.806271	$19,531,452	1.25%	to	1.85%	3.74%	to	3.76%	(2.63)%	to	(2.04)%
2017	5,417,320	$17.241995	to	$19.197797	$22,801,104	1.25%	to	1.85%	2.83%	to	2.88%	3.23%	to	3.85%
Hartford Capital Appreciation HLS Fund
2021	2,443,653	$6.061890	to	$6.790901	$16,124,783	1.25%	to	1.85%	0.43%	to	0.47%	12.66%	to	13.34%
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
2019	2,852,290	$4.495936	to	$4.976588	$13,838,647	1.25%	to	1.85%	1.17%	to	1.19%	28.88%	to	29.65%
2018	3,226,812	$3.488601	to	$3.838468	$12,093,770	1.25%	to	1.85%	0.87%	to	0.88%	(8.66)%	to	(8.11)%
2017	3,573,990	$3.819481	to	$4.177379	$14,588,485	1.25%	to	1.85%	1.05%	to	1.11%	19.90%	to	20.62%

Hartford Dividend and Growth HLS Fund
2021	6,379,695	$4.773720	to	$13.359161	$34,597,200	1.25%	to	1.85%	1.29%	to	1.29%	29.58%	to	30.36%
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
2019	3,245,092	$3.482290	to	$9.628925	$12,706,398	1.25%	to	1.85%	1.80%	to	1.81%	26.25%	to	27.01%
2018	3,505,926	$2.758309	to	$3.205920	$10,816,261	1.15%	to	1.85%	0.13%	to	1.87%	(7.06)%	to	(6.40)%
2017	4,162,671	$2.967705	to	$3.425230	$13,851,561	1.15%	to	1.85%	1.57%	to	1.67%	16.19%	to	17.01%
Hartford Disciplined Equity HLS Fund
2021	4,420,644	$27.717574	to	$49.616709	$401,183,902	1.25%	to	1.85%	0.57%	to	0.58%	23.22%	to	23.96%
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
2019	535,462	$19.412578	to	$34.335766	$35,918,376	1.25%	to	1.85%	0.90%	to	0.93%	31.66%	to	32.46%
2018	616,484	$14.744039	to	$25.922391	$31,191,062	1.25%	to	1.85%	0.75%	to	0.79%	(3.79)%	to	(3.21)%
2017	714,051	$15.324869	to	$26.782302	$37,036,096	1.25%	to	1.85%	0.77%	to	1.00%	19.68%	to	20.40%
Hartford International Opportunities HLS Fund
2021	5,078,121	$3.796306	to	$4.252970	$21,023,908	1.25%	to	1.85%	1.01%	to	1.03%	5.84%	to	6.48%
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
2019	6,290,701	$3.033444	to	$3.357803	$20,626,945	1.25%	to	1.85%	1.79%	to	1.88%	24.11%	to	24.86%
2018	7,272,764	$2.444169	to	$2.689337	$19,121,131	1.25%	to	1.85%	1.84%	to	1.88%	(20.24)%	to	(19.76)%
2017	7,859,732	$3.064266	to	$3.351439	$25,782,386	1.25%	to	1.85%	1.43%	to	1.44%	22.96%	to	23.70%
Hartford MidCap HLS Fund
2021	2,306,236	$12.908422	to	$13.016128	$29,956,135	1.25%	to	1.85%	—%	to	—%	7.89%	to	8.54%
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford Ultrashort Bond HLS Fund
2021	8,812,220	$9.550562	to	$10.339503	$17,354,151	0.45%	to	1.85%	0.70%	to	0.70%	(2.02)%	to	(0.63)%
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
2019	3,439,955	$9.788308	to	$10.304269	$7,860,307	0.45%	to	1.85%	1.79%	to	1.87%	0.93%	to	2.35%
2018	3,633,345	$9.698259	to	$10.067550	$8,268,856	0.45%	to	1.85%	0.95%	to	1.13%	(0.30)%	to	1.11%
2017	3,947,955	$9.727059	to	$9.957083	$8,460,923	0.45%	to	1.85%	0.74%	to	0.80%	(0.84)%	to	0.56%
Hartford SmallCap Growth HLS Fund
2021	454,055	$49.316146	to	$74.846454	$47,773,657	1.25%	to	1.85%	—%	to	—%	2.11%	to	2.73%
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
2019	562,676	$36.936398	to	$55.389337	$43,716,756	1.25%	to	1.85%	—%	to	—%	33.33%	to	34.13%
2018	631,053	$27.703884	to	$41.295941	$36,513,840	1.25%	to	1.85%	—%	to	—%	(13.32)%	to	(12.80)%
2017	717,024	$31.960764	to	$47.356008	$47,458,107	1.25%	to	1.85%	0.04%	to	0.04%	17.87%	to	18.58%
Hartford Stock HLS Fund
2021	1,053,632	$5.164974	to	$35.206416	$5,333,017	1.35%	to	1.85%	1.24%	to	1.27%	22.69%	to	23.31%
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
2019	1,159,561	$3.852909	to	$26.081342	$4,307,968	1.25%	to	1.85%	0.16%	to	1.73%	28.82%	to	29.59%
2018	1,249,090	$2.973126	to	$20.246974	$3,583,771	1.25%	to	1.85%	1.60%	to	1.64%	(1.97)%	to	(1.38)%
2017	1,447,454	$3.014845	to	$20.654733	$4,213,014	1.25%	to	1.85%	0.21%	to	1.96%	17.65%	to	18.36%
VY® JPMorgan Emerging Markets Equity Portfolio
2021	3,563	$31.175356	to	$31.175356	$111,082	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
2019	30,187	$26.089060	to	$26.089060	$787,526	0.45%	to	0.45%	0.13%	to	0.13%	31.52%	to	31.52%
2018	32,999	$19.836018	to	$19.836018	$654,563	0.45%	to	0.45%	0.86%	to	0.86%	(16.96)%	to	(16.96)%
2017	38,492	$23.887007	to	$23.887007	$919,470	0.45%	to	0.45%	0.66%	to	0.66%	42.71%	to	42.71%
Invesco V.I. Health Care Fund
2021	7,924	$82.337161	to	$82.337161	$652,461	0.45%	to	0.45%	0.21%	to	0.21%	11.80%	to	11.80%
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	8,537	$64.635894	to	$64.635894	$551,805	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	13,008	$49.000035	to	$49.000035	$637,407	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
2017	16,141	$48.779283	to	$48.779283	$787,345	0.45%	to	0.45%	0.37%	to	0.37%	15.31%	to	15.31%
Invesco V.I. Technology Fund
2021	17,798	$68.682722	to	$68.682722	$1,222,378	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	19,167	$41.456355	to	$41.456355	$794,567	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	22,124	$30.647133	to	$30.647133	$678,055	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
2017	20,731	$30.925706	to	$30.925706	$641,114	0.45%	to	0.45%	—%	to	—%	34.53%	to	34.53%
MFS® Growth Series
2021	56,906	$61.612291	to	$126.491514	$4,500,892	0.45%	to	1.40%	—%	to	—%	21.82%	to	22.98%
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
2019	67,468	$38.898921	to	$78.358131	$3,270,136	0.45%	to	1.40%	—%	to	—%	36.23%	to	37.53%
2018	70,574	$28.554044	to	$56.975737	$2,482,927	0.45%	to	1.40%	0.09%	to	0.09%	1.24%	to	2.21%
2017	74,071	$28.203987	to	$55.744828	$2,515,954	0.45%	to	1.40%	0.10%	to	0.11%	29.58%	to	30.81%
MFS® High Yield Portfolio
2021	30,221	$13.580157	to	$14.723698	$417,260	0.45%	to	1.40%	4.75%	to	4.84%	2.05%	to	3.02%
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
2019	39,667	$12.842008	to	$13.661410	$518,318	0.45%	to	1.40%	5.63%	to	6.24%	13.21%	to	14.29%
2018	50,166	$11.343319	to	$11.953081	$574,467	0.45%	to	1.40%	4.35%	to	5.56%	(4.43)%	to	(3.51)%
2017	58,419	$11.868670	to	$12.388408	$701,138	0.45%	to	1.40%	5.83%	to	6.45%	5.20%	to	6.21%
MFS® Income Portfolio
2021	16,232	$13.937160	to	$13.937160	$226,234	0.45%	to	0.45%	2.03%	to	2.03%	0.02%	to	0.02%
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
2019	18,127	$12.801009	to	$12.801009	$232,045	0.45%	to	0.45%	3.64%	to	3.64%	11.10%	to	11.10%
2018	16,951	$11.522086	to	$11.522086	$195,315	0.45%	to	0.45%	3.99%	to	3.99%	(2.43)%	to	(2.43)%
2017	16,910	$11.808794	to	$11.808794	$199,697	0.45%	to	0.45%	4.46%	to	4.46%	5.76%	to	5.76%
BlackRock S&P 500 Index V.I. Fund
2021	3,112,092	$16.764316	to	$17.707991	$53,272,633	0.45%	to	1.85%	1.33%	to	1.39%	26.18%	to	27.96%
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
2019	3,674,261	$11.446175	to	$11.756828	$42,480,678	0.45%	to	1.85%	1.90%	to	2.08%	28.94%	to	30.75%
2018♦	4,041,887	$8.877389	to	$8.991602	$36,052,664	0.45%	to	1.85%	0.88%	to	0.98%	(11.23)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2021	5,901	$17.112817	to	$17.112817	$100,979	0.45%	to	0.45%	2.58%	to	2.58%	0.29%	to	0.29%
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
2019	6,638	$16.567646	to	$16.567646	$109,975	0.45%	to	0.45%	2.01%	to	2.01%	3.22%	to	3.22%
2018	6,696	$16.050633	to	$16.050633	$107,477	0.45%	to	0.45%	0.71%	to	0.71%	0.57%	to	0.57%
2017	24,910	$15.960099	to	$15.960099	$397,558	0.45%	to	0.45%	1.74%	to	1.74%	0.44%	to	0.44%
Pioneer Fund VCT Portfolio
2021	25,841	$50.750212	to	$50.750212	$1,311,403	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%
2019	23,577	$32.195578	to	$32.195578	$759,092	0.45%	to	0.45%	1.02%	to	1.02%	30.74%	to	30.74%
2018	24,271	$24.625287	to	$24.625287	$597,685	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%
2017	24,150	$25.115453	to	$25.115453	$606,546	0.45%	to	0.45%	1.20%	to	1.20%	21.17%	to	21.17%
DWS CROCI® International VIP
2021	16,183	$20.800665	to	$20.800665	$336,623	1.40%	to	1.40%	2.43%	to	2.43%	7.72%	to	7.72%
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
2019	19,454	$19.084005	to	$19.084005	$371,264	1.40%	to	1.40%	3.09%	to	3.09%	20.08%	to	20.08%
2018	21,236	$15.892474	to	$15.892474	$337,504	1.40%	to	1.40%	1.02%	to	1.02%	(15.58)%	to	(15.58)%
2017	24,873	$18.826505	to	$18.826505	$468,269	1.40%	to	1.40%	7.17%	to	7.17%	20.27%	to	20.27%
Pioneer Select Mid Cap Growth VCT Portfolio
2021	26,735	$89.872357	to	$89.872357	$2,402,700	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	28,486	$60.295075	to	$60.295075	$1,717,531	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	29,641	$45.511060	to	$45.511060	$1,348,991	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
2017	30,529	$48.884675	to	$48.884675	$1,492,422	0.45%	to	0.45%	0.08%	to	0.08%	29.44%	to	29.44%

VanEck VIP Emerging Markets Bond Fund
2021	760	$23.831347	to	$23.831347	$18,112	0.45%	to	0.45%	5.11%	to	5.11%	(4.48)%	to	(4.48)%
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
2019	780	$23.009196	to	$23.009196	$17,957	0.45%	to	0.45%	0.33%	to	0.33%	12.11%	to	12.11%
2018	791	$20.523658	to	$20.523658	$16,250	0.45%	to	0.45%	7.47%	to	7.47%	(6.56)%	to	(6.56)%
2017	805	$21.964215	to	$21.964215	$17,669	0.45%	to	0.45%	3.93%	to	3.93%	11.74%	to	11.74%
VanEck VIP Global Resources Fund+
2021	11,241	$31.815931	to	$31.815931	$357,665	0.45%	to	0.45%	0.45%	to	0.45%	18.38%	to	18.38%
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
2019	10,107	$22.664471	to	$22.664471	$229,060	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	11,089	$20.351228	to	$20.351228	$225,677	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
2017	12,220	$28.502729	to	$28.502729	$348,300	0.45%	to	0.45%	—%	to	—%	(2.14)%	to	(2.14)%
Allspring VT Index Asset Allocation Fund+
2021	52,421	$32.442721	to	$32.442721	$1,700,677	1.40%	to	1.40%	0.58%	to	0.58%	14.38%	to	14.38%
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
2019	60,793	$24.670205	to	$24.670205	$1,499,785	1.40%	to	1.40%	1.08%	to	1.08%	18.49%	to	18.49%
2018	73,557	$20.821122	to	$20.821122	$1,531,532	1.40%	to	1.40%	0.97%	to	0.97%	(4.25)%	to	(4.25)%
2017	76,189	$21.746203	to	$21.746203	$1,656,817	1.40%	to	1.40%	0.74%	to	0.74%	10.69%	to	10.69%
Allspring VT International Equity Fund+
2021	687	$16.364818	to	$16.364818	$11,249	1.40%	to	1.40%	0.79%	to	0.79%	5.38%	to	5.38%
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
2019	1,621	$15.007900	to	$15.007900	$24,326	1.40%	to	1.40%	2.48%	to	2.48%	13.88%	to	13.88%
2018	6,606	$13.178318	to	$13.178318	$87,061	1.40%	to	1.40%	10.84%	to	10.84%	(18.43)%	to	(18.43)%
2017	7,618	$16.155588	to	$16.155588	$123,069	1.40%	to	1.40%	2.74%	to	2.74%	22.61%	to	22.61%
Allspring VT Small Cap Growth Fund+
2021	30,190	$70.279710	to	$70.279710	$2,121,771	1.40%	to	1.40%	—%	to	—%	6.15%	to	6.15%
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
2019	35,520	$42.554193	to	$42.554193	$1,511,524	1.40%	to	1.40%	—%	to	—%	23.10%	to	23.10%
2018	39,307	$34.569795	to	$34.569795	$1,358,832	1.40%	to	1.40%	—%	to	—%	(0.10)%	to	(0.10)%
2017	43,893	$34.604137	to	$34.604137	$1,518,880	1.40%	to	1.40%	—%	to	—%	24.11%	to	24.11%
Allspring VT Discovery Fund+
2021	5,808	$130.842635	to	$130.842635	$759,881	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	7,469	$85.479931	to	$85.479931	$638,481	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	7,412	$61.764359	to	$61.764359	$457,795	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
2017	8,024	$66.757515	to	$66.757515	$535,703	0.45%	to	0.45%	—%	to	—%	28.55%	to	28.55%
Allspring VT Opportunity Fund+
2021	4,330	$36.262856	to	$36.262856	$157,024	1.40%	to	1.40%	0.04%	to	0.04%	23.04%	to	23.04%
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
2019	5,112	$24.698710	to	$24.698710	$126,257	1.40%	to	1.40%	0.27%	to	0.27%	29.64%	to	29.64%
2018	5,787	$19.051769	to	$19.051769	$110,260	1.40%	to	1.40%	0.18%	to	0.18%	(8.44)%	to	(8.44)%
2017	6,134	$20.807270	to	$20.807270	$127,627	1.40%	to	1.40%	0.68%	to	0.68%	18.76%	to	18.76%
Voya Global High Dividend Low Volatility Portfolio
2021	21,183	$15.567477	to	$15.567477	$329,765	0.45%	to	0.45%	2.34%	to	2.34%	20.02%	to	20.02%
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
2019	18,623	$13.172670	to	$13.172670	$245,304	0.45%	to	0.45%	2.53%	to	2.53%	20.87%	to	20.87%
2018	20,873	$10.898385	to	$10.898385	$227,486	0.45%	to	0.45%	4.43%	to	4.43%	(9.52)%	to	(9.52)%
2017	23,563	$12.045261	to	$12.045261	$283,827	0.45%	to	0.45%	1.95%	to	1.95%	22.89%	to	22.89%
NVIT Emerging Markets Fund
2021	21,019	$14.198105	to	$14.198105	$298,430	0.45%	to	0.45%	0.94%	to	0.94%	(8.00)%	to	(8.00)%
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
2019	20,611	$13.728960	to	$13.728960	$282,980	0.45%	to	0.45%	2.11%	to	2.11%	22.03%	to	22.03%
2018	22,123	$11.250307	to	$11.250307	$248,886	0.45%	to	0.45%	0.32%	to	0.32%	(18.08)%	to	(18.08)%
2017	26,987	$13.732878	to	$13.732878	$370,609	0.45%	to	0.45%	1.01%	to	1.01%	40.46%	to	40.46%
Neuberger Berman AMT Sustainable Equity Portfolio
2021	39,374	$16.508774	to	$16.508774	$650,021	0.45%	to	0.45%	0.39%	to	0.39%	22.92%	to	22.92%
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
2019♦	38,376	$11.283483	to	$11.283483	$433,022	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

INDEPENDENT AUDITOR'S REPORT
Board of Directors and Stockholder of
Union Security Insurance Company
Topeka, Kansas

Opinions
We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the 2021 statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2021 statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.
Predecessor Auditors' Opinion on 2020 and 2019 Statutory Basis Financial Statements
The statutory basis financial statements of the Company as of December 31, 2020 and for each of the years in the two year period ended December 31, 2020, were audited by other auditors whose report, dated May 12, 2021, expressed an opinion that those statutory basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s
Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
As discussed in Note 1 to the statutory basis financial statements, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.
Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory basis financial statements as a whole.
/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 1, 2022

Union Security Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

	December 31,
	2021	2020
	($ in thousands)
Cash and invested assets
Bonds and notes	$815,974	$713,102
Common stocks - unaffiliated	—	1,926
Preferred stocks - unaffiliated	30,543	51,795
Mortgage loans	43,816	43,994
Contract loans	4,924	5,274
Derivatives	310	—
Other invested assets	10,359	31,706
Cash, cash equivalents and short-term investments	10,473	20,975
Total cash and invested assets	916,399	868,772
Premiums deferred and uncollected	499	—
Accrued investment income	10,123	10,650
Amounts due from reinsurers	2,397	2,418
Receivables from affiliates	1,456	—
Net deferred tax asset	2,749	8,392
Other assets	3,284	6,501
Separate account assets	2,212,889	2,011,293
Total admitted assets	$3,149,796	$2,908,026
Liabilities
Policy reserves
Life insurance and annuity contracts	$638,876	$692,967
Accident and health contracts	4,344	4,650
Policy and contract claims	13,769	12,666
Liability for deposit-type contracts	17,459	17,103
Interest maintenance reserve	25,676	12,655
Asset valuation reserve	6,863	10,510
Reinsurance payable	2,359	3,286
Amount held for others	5,567	5,628
Payable to affiliates	1,937	934
Commissions, expenses, taxes, licenses, and fees accrued	7,752	7,221
Federal income taxes payable	3,455	1,014
Other liabilities	3,293	186
Separate account liabilities	2,212,889	2,011,293
Total liabilities	2,944,239	2,780,113
Capital and surplus
Capital
Common stock, $5 par value, 1,000,000 shares authorized, issued, outstanding	5,000	5,000
Paid-in capital	79,886	79,886
Deferred gains	25,077	29,227
Unassigned surplus	95,594	13,800
Total capital and surplus	205,557	127,913
Total liabilities and capital and surplus	$3,149,796	$2,908,026
See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Operations

	Years Ended December 31,
	2021	2020	2019
	($ in thousands)
Income
Premiums and other considerations
Life and annuity contracts	$3,166	$3,050	$3,889
Accident and health contracts	939	—	—
Net investment income	54,696	53,426	59,176
Commission and fee income	24,329	30,798	63,499
Other income	2,365	2,311	2,780
Total income	85,495	89,585	129,344
Benefits and expenses
Death and annuity benefits	70,725	76,413	70,188
Disability and accident and health benefits	1,404	—	—
Interest on deposit-type contracts	2,286	1,512	1,061
Other benefits to policyholders an beneficiaries	2,507	2,278	1,333
Surrender benefits	2,396	1,985	2,113
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(53,599)	(55,924)	(47,484)
General insurance expenses	8,864	8,941	7,471
Insurance taxes, licenses, fees, and commissions	15,592	17,365	36,763
Total benefits and expenses	50,175	52,570	71,445
Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	35,320	37,015	57,899
Dividends to policyholders	617	758	501
Income before federal income tax expense (benefit) and net realized capital gains (losses)	34,703	36,257	57,398
Federal income tax expense	4,503	827	7,062
Income before net realized capital gains (losses)	30,200	35,430	50,336
Net realized capital gains (losses), excluding gains transferred to (from) IMR, net of tax expense (benefit) (2021 - $3,809; 2020 - ($459); 2019 - $1,716) excluding taxes transferred to (from) IMR (2021 - ($4,085); 2020 - $406; 2019 - $817)	54,684	(773)	(2,185)
Net income	$84,884	$34,657	$48,151

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Capital and surplus at beginning of year Additions (deductions)	$127,913	$123,639	$126,266
Net income	84,884	34,657	48,150
Change in unrealized capital gains (losses), net of tax (2021 - $317; 2020 - $73; 2019 - $412)	1,189	273	1,552
Change in nonadmitted assets	15,670	1,391	(2,392)
Change in net deferred income tax	(20,976)	(2,786)	2,898
Change in asset valuation reserve	3,647	69	(889)
Change in paid in capital	—	—	(14,000)
Dividends to stockholder	—	(18,000)	(13,000)
Extinguishment or reclassification of balances with former parent	93	—	—
Amortization of gain on sale	(4,614)	(4,903)	(4,071)
Amortization of gain on reinsurance (see Note 7)	(2,249)	(6,427)	(20,875)
Net additions (deductions)	77,644	4,274	(2,627)
Total comprehensive income	$205,557	$127,913	$123,639

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Cash Flows

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Cash from operating activities
Premiums and other considerations	$4,179	$3,100	$4,017
Net investment income received	49,785	52,597	56,537
Other income	23,419	19,509	38,397
Policy and contract benefits and dividends paid	(78,471)	(77,811)	(77,831)
Operating expenses paid	(22,308)	(21,887)	(37,941)
Federal income taxes paid	(5,778)	(3,104)	(9,386)
Net cash used in operating activities	(29,174)	(27,596)	(26,207)
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	194,450	68,587	137,586
Stocks	28,155	2,829	21,371
Mortgage loans	4,933	3,404	7,212
Other invested assets	74,362	5,872	13,247
Total investment proceeds	301,900	80,692	179,416
Cost of investments acquired
Bonds and notes	274,539	23,270	121,079
Stocks	—	1,000	8,860
Mortgage loans	4,755	—	—
Other invested assets	—	909	6,721
Miscellaneous applications	969	—	—
Total investments acquired	280,263	25,179	136,660
Net decrease in contract loans	(343)	(281)	(383)
Net cash provided by investing activities	21,980	55,794	43,139
Cash from financing and miscellaneous activities
Dividends to stockholder	—	(18,000)	(27,000)
Other	(3,308)	155	(2,292)
Net cash used in financing and miscellaneous activities	(3,308)	(17,845)	(29,292)
Net change in cash and cash equivalents	(10,502)	10,353	(12,360)
Cash and cash equivalents at the beginning of year	20,975	10,622	22,982
Cash and cash equivalents at the end of year	$10,473	$20,975	$10,622
Supplemental disclosure of non-cash items:
Non-cash exchanges of bonds and notes, disposals	11,561	—	—
Non-cash exchanges of bonds and notes, acquisitions	$(11,561)	$—	$—

See the accompanying Notes to Financial Statements

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 1: Nature of Business
Union Security Insurance Company (the "Company") is a stock life insurance company domiciled in the State of Kansas and distributes its products in the District of Columbia and all states, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products and accidental death and dismemberment policies as well as traditional life insurance and annuities.

On July 31, 2021, the Company and its direct parent, Preneed Holdings, LLC (an LLC created to facilitate the sale), were acquired from Assurant, Inc. (“Assurant”) by CMFG Life Insurance Company (“CMFG Life”). CMFG Life is a life insurance company domiciled in Iowa. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. Preneed Holdings, LLC was subsequently dissolved and the Company is now a direct subsidiary of CMFG Life.

The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7.
a.In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts.
b.In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus.
c.In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity. Because of the size, breadth and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created increased volatility in capital markets. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operations and related cash flows.
Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. There are no permitted practices applicable to the Company.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income.

For statutory accounting, the change in fair value of unaffiliated common and preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common and preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, after an other-than-temporary impairment of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting.

Certain reinsurance transactions representing the disposal of product lines resulted in gains which are deferred in unassigned surplus for statutory accounting and amortized to income over the estimated lives of the underlying policies. These deferred gains were eliminated in GAAP purchase accounting.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: For 2021, preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the NAIC designation, unless the preferred stock is perpetual or has mandatory sinking fund provisions, in which case it is carried at fair value. For 2020, preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the NAIC designation and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and surplus notes carried at amortized cost. The limited partnerships are reported using the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee.

At December 31, 2020, the Company held $21,018 of investments in real estate joint ventures and other partnerships; there were no investments in limited partnerships at December 31, 2021.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2021 and 2020, the Company had no NAIC 5GI bonds and notes.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Policy Reserves

Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit.

Revenue Recognition

Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums claims and benefits, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated their reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves.

Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution using reinsurance.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statements of operations, are included in the life premiums and policy benefits of the Company, respectively.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated common and preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Recently Adopted Accounting Standards

The accounting guidance in SSAP No. 32, Preferred Stock, was amended effective January 1, 2021, becoming SSAP No. 32R. The amendments were primarily intended to improve the definitions of redeemable and perpetual preferred stock, incorporate guidance for mandatorily convertible preferred stock, and clarify measurement, impairment and dividend recognition guidance. The adoption of SSAP No. 32R did not have a material impact on the Company's financial position, results of operations, or cash flows.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$ 1,532	$ 55	$ (11)	$ 1,576
States, territories and possessions	2,414	274	-	2,688
Political subdivisions of states,
territories and possessions	29,643	1,178	(439)	30,382
Special revenue and special
assessment obligations	2,501	593	-	3,094
Industrial and miscellaneous	603,000	187,926	(979)	789,947
Mortgage-backed securities:
Residential mortgage	37,054	1,636	(121)	38,569
Commercial mortgage	56,072	1,013	(253)	56,832
Non-mortgage asset-backed securities:
Other structured securities	83,758	2,031	(196)	85,593

Total bonds and notes	$ 815,974	$ 194,706	$ (1,999)	$ 1,008,681

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

Bonds and notes:
U.S. government	$ 573	$ 91	$ -	$ 664
Foreign governments	8,403	2,078	(387)	10,094
States and political subdivisions	2,527	372	-	2,899
Special revenue	16,134	3,885	-	20,019
Hybrid	25,721	7,135	-	32,856
Loan-backed and structured	143,116	7,056	(351)	149,821
Industrial and miscellaneous	516,628	220,425	(1,309)	735,744

Total bonds and notes	$ 713,102	$ 241,042	$ (2,047)	$ 952,097

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The statement value and fair value of bonds and notes at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$ 251	$ 253
Due after one year through five years	27,875	32,497
Due after five years through ten years	194,848	225,200
Due after ten years	416,116	569,737
Mortgage-backed securities:
Residential mortgage	37,054	38,569
Commercial mortgage	56,072	56,832
Non-mortgage asset-backed securities:
Other structured securities	83,758	85,593
Total bonds and notes	$ 815,974	$ 1,008,681

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from this real estate trust. These bonds have a carrying value of $3,731 and a fair value of $4,617 and a carrying value of $3,640 and a fair value of $3,995 as of December 31, 2021 and 2020, respectively.

Common and Preferred Stocks – Unaffiliated

The Company held no unaffiliated common stocks at December 31, 2021. At December 31, 2020, the cost and fair value of unaffiliated common stocks was $1,926. There were no gross unrealized gains and losses.

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2021	$ 30,543	$ -	$ -	$ 30,543
December 31, 2020	51,795	11,561	(138)	63,218

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2021, the commercial mortgage loan portfolio had an average remaining life of 3.8 years, with all principal due prior to 2034. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 17.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2021	2020
Current	$ 43,816	$ 43,994
Total carrying value	$ 43,816	$ 43,994

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2021 and 2020.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31, 2021:

2021
California	19.8%
Alabama	17.3
Arizona	10.9
Maryland	10.4
Utah	9.1
Connecticut	8.8
Texas	5.4
Minnesota	5.2

At December 31, 2020, approximately 49% of the commercial mortgage loan carrying value was concentrated in the states of California, Alabama, and Maryland.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

2021
Industrial	56.7%
Office	22.7
Retail	15.9
Other	4.7

Total	100%

Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to pay their loans.

The Company has no commitments as of December 31, 2021 or 2020 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2021 or 2020.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2021 and 2020, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31, 2021:

	2021
		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$ 36,197	1.86
65% to 74%	7,619	1.17

Total	$ 43,816	1.82
Loan to value and debt service coverage ratios were as follows at December 31, 2020:

	2020
		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

70% and less	$ 43,994	2.37

Total	$ 43,994	2.37

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2021	2020
Money market mutual funds	$ 10,844	$ 18,886
Cash	(371)	2,089
Total cash, cash equivalents and short-term investments	$ 10,473	$ 20,975

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2021	2020	2019

Bonds and notes	$ 44,726	$ 46,025	$ 47,934
Common stocks - unaffiliated	52	82	79
Preferred stocks - unaffiliated	2,867	3,301	3,748
Mortgage loans	2,083	2,398	2,853
Contract loans	293	322	340
Other invested assets	5,482	3,097	5,322
Cash and cash equivalents	2	35	301
Other	86	-	-

Gross investment income	55,591	55,260	60,577
Less investment expenses	895	1,834	1,401

Net investment income	$ 54,696	$ 53,426	$ 59,176

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2021 or 2020 on this basis.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $1,082, $439, and $382 for the years ended December 31, 2021, 2020 and 2019, respectively.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the year ended December 31 are summarized as follows:

2021

Bonds and notes:
Gross gains from sales	$ 13,536
Gross losses from sales	(453)
Other	2,810
Common stocks - unaffiliated:
Gross gains from sales	669
Preferred stocks - unaffiliated:
Gross gains from sales	2,153
Gross losses from sales	(140)
Other	2,110
Other invested assets:
Gross gains from sales	53,177

Net realized capital gains (losses) before taxes and transfer to
interest maintenance reserve	73,862
Tax on net realized capital gains (losses)	276
Transfer to interest maintenance reserve	(19,454)

Net realized capital gains (losses)	$ 54,684

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Proceeds from the sale of bonds and notes were $65,623 in 2021. Proceeds from the sale of stocks were $19,009 in 2021.

Net realized capital gains (losses) for the years ended December 31, 2020 and 2019 are summarized as follows:

	2020	2019
Bonds and notes:
Proceeds from sales	$ 25,943	$ 92,312

Gross realized gains	2,807	4,214
Gross realized losses	(1,458)	(930)
Net realized gains from sales of bonds	1,349	3,284

Preferred stocks - unaffiliated:
Proceeds from sales	-	16,944

Gross realized gains	160	866
Gross realized losses	-	(255)
Net realized gains from sales of preferred stocks	160	611

Net realized capital losses related to sales and other	294	2,604
Amount transferred to IMR (net of related tax expense
of $405 in 2020 and $817 in 2019)	1,526	3,073
Tax on net realized capital gains (losses)	459	(1,716)
Net realized capital gains (losses)	$ (773)	$ (2,185)

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
investment's amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2021. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on loan-backed and structured securities during 2021, 2020 and 2019 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$962	$ (11)	$ -	$ -	$ 962	$ (11)
Political subdivisions of states, territories and possessions	20,551	(439)	-	-	20,551	(439)
Industrial and miscellaneous	36,012	(979)	-	-	36,012	(979)
Mortgage-backed
Residential mortgage	12,363	(121)	-	-	12,363	(121)
Commercial mortgage	32,092	(253)	-	-	32,092	(253)
Collateralized loan and debt obligations
Other structured securities	50,081	(196)	-	-	50,081	(196)

Total bonds and notes	152,061	(1,999)	-	-	152,061	(1,999)

Total temporarily
impaired securities	$ 152,061	$ (1,999)	$ -	$ -	$ 152,061	$ (1,999)

At December 31, 2021, the Company owned 96 bonds and notes with a fair value of $152,061 in an unrealized investment loss position. There were no bonds or notes in an unrealized loss position for twelve or more months. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $148,940 or 97.9% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $1,820 at December 31, 2021.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Bonds and notes:
Foreign governments	$ 3,640	$ (387)	$ -	$ -	$ 3,640	$ (387)
Loan-backed and structured	7,872	(183)	19,678	(167)	27,550	(350)
Industrial and miscellaneous	10,932	(1,309)	-	-	10,932	(1,309)
Total bonds and notes	$ 22,444	$ (1,879)	$ 19,678	$ (167)	$ 42,122	$ (2,046)
Stocks:
Common stocks - unaffiliated	$ 1,431	$ (220)	$ -	$ -	$ 1,431	$ (220)
Preferred stocks - unaffiliated	-	-	1,727	(136)	1,727	(136)
Total stocks - unaffiliated	$ 1,431	$ (220)	$ 1,727	$ (136)	$ 3,158	$ (356)

The total gross unrealized losses were approximately 5% of the aggregate fair value of the related securities at December 31, 2020. Approximately 87% of these gross unrealized losses had been in a continuous loss position for less than twelve months in 2020. The total gross unrealized losses were comprised of 21 individual securities in 2020.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Restricted Assets

Restricted assets by category as of December 31 are as follows:

	2021			2020
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
On deposit with states and other regulatory bodies	$ 3,018	0.1%	0.1%	$ 2,013	0.1%	0.1%
Pledged as collateral not captured in other categories	285,429	9.1%	9.1%	275,723	9.4%	9.4%
Total restricted assets	$ 288,447	9.2%	9.2%	$ 277,736	9.5%	9.5%

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

•Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels in 2021 and 2020.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of
December 31, 2021.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$ -	$ 30,543	$ -	$ 30,543
Cash equivalents	10,844	-	-	10,844
Derivatives	-	310	-	310
Separate account assets	2,148,713	63,637	-	2,212,350
Total assets	$ 2,159,557	$ 94,490	$ -	$ 2,254,047

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at
December 31, 2021:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$ 815,974	$ 1,008,681	$ -	$ 941,005	$ 67,676
Preferred stocks - unaffiliated	30,543	30,543	-	30,543	-
Mortgage loans	43,816	46,498	-	-	46,498
Cash equivalents and short-term
investments	10,844	10,844	10,844	-	-
Other invested assets	10,359	13,795	-	13,795	-
Derivatives	310	310	-	310	-
Contract loans	4,924	6,844	-	-	6,844
Separate account assets	2,212,350	2,212,350	2,148,713	63,637	-
Financial instruments recorded
as liabilities:
Deposit-type contracts	17,459	18,898	-	18,898	-
Annuity contracts	17,179	18,595	-	18,595	-
Separate account liabilities	2,212,350	2,212,350	2,148,713	63,637	-

The carrying amounts for cash, accrued net investment income and investment receivables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following table summarizes the carrying amounts and fair values of USIC’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2020:

	Carrying
	Value	Fair Value	Level 1	Level 2	Level 3

Financial assets:
Bonds and notes	$ 713,102	$ 952,097	$ -	$ 939,645	$ 12,452
Common stocks - unaffiliated	1,926	1,926	1,926	-	-
Preferred stocks - unaffiliated	51,795	63,218	-	62,169	1,049
Mortgage loans	43,994	50,030	-	-	50,030
Cash, cash equivalents and short-term investments	20,975	20,975	20,975	-	-
Other invested assets	15,962	19,785	5,274	14,334	177
Separate account assets	2,011,293	2,011,293	1,937,054	74,239	-
Total financial assets	$ 2,859,047	$ 3,119,324	$ 1,965,229	$ 1,090,387	$ 63,708
Financial liabilities:
Individual and group annuities
(subject to discretionary withdrawal)	193,798	241,221	-	-	241,221
Deposit-type contracts	37,596	37,596	33,468	4,128	-
Separate account liabilities	2,011,293	2,011,293	1,937,054	74,239	-
Total financial liabilities	$ 2,242,687	$ 2,290,110	$ 1,970,522	$ 78,367	$ 241,221

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements

Common stocks - unaffiliated: Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills. Valuation for money markets is based on the closing price as of the balance sheet date. Valuation for treasury bills is principally based on observable inputs including quoted prices for identical assets in markets that are active.

Deposit-type contracts: For 2020, the fair value of the Company’s liabilities under deposit-type insurance contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Separate account assets and liabilities: Consists of money market funds and it also includes mutual funds; valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.
Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of swaps; valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred stocks - unaffiliated: For 2020, the Level 3 stocks are priced using non-binding third-party manager quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Individual and group annuities (subject to discretionary withdrawal): For 2020, the fair values for the Company’s liabilities under investment-type insurance contracts within the individual and group annuities are determined using discounted cash flow analysis.

Note 5: Income Tax

The Company was included in the 2020 consolidated U.S. federal income tax return filed by Assurant. The Company will be included in the 2021 consolidated U.S. federal income tax return filed by Assurant for the period January 1, 2021 through July 31, 2021 and will file a stand-alone U.S. federal income tax return for the period August 1, 2021 through December 31, 2021. The Company is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

The U.S. consolidated federal income tax return filed by Assurant includes the following entities: Assurant, Inc., Assurant Service Protection, Inc., American Bankers General Agency, Inc., American Bankers Insurance Co. of Florida, American Bankers Insurance Group, American Bankers Life Assurance Co. of Florida, American Bankers Management Co., Inc., American Financial & Automotive Services, Inc., American Financial Warranty Corporation, American Memorial Life Insurance Co., American Security Insurance Co., Assurant Captive Insurance Company, Inc., Assurant IA Holding Corp., Assurant Insurance Agency, Inc., Assurant Payment Services, Inc., Assurant Reinsurance of Turks & Caicos, Ltd., Assurant BARC Reinsurance Ltd., Assurant Device Services, Inc., Automotive Warranty Services, Inc., Automotive Warranty Services of Florida, Inc., Coast to Coast Dealer Services Inc., Consumer Assist Network Association, Inc., Consumer Program Administrators, Inc., Dealer Performance, Inc., Eck & Glass, Inc., Family Considerations, Inc., Federal Warranty Service Corp., FFG Corporation, First Extended, Inc., First Extended Service Corporation, First Extended Service Corporation of Florida, Florida Office Corp., GP Legacy Place, Inc., Hyla Mobile Inc., Flipswap Inc, Recellular Acquisitions Inc, Hyla International Inc, HMCA Inc, Assurant New Ventures, Incorporated, Service Optimization Solutions, Inc., Insureco Agency and Services, Inc. (CA), Insureco, Inc., Interfinancial, Inc., IQ Data International, Inc., John Alden Life Insurance Co., Mobile Defense, Inc., MS Diversified Corp., National Insurance Agency, Inc., National Product Care Company, North American Warranty, Inc., Product Care, Inc., Privowny, Inc. Reliable Lloyds Insurance Co., Resource Acquisition Corporation, Assurant Automotive(FKA Resource Automotive, Inc.), Assurant Dealer Services, Inc.(FKA Resource Dealer Group, Inc.), Resource Training, Inc., ServicePlan, Inc., ServicePlan of Florida, Inc., Service Protection, Inc., Service Saver, Inc., Shipsurance Insurance Services, Inc., Standard Guaranty Insurance Co., SOSI-Fixt, Inc., Sureway, Inc., TeleCom Re, Inc., The Warranty Group, Inc., TrackSure Insurance Agency, Inc., TS Holdings, Inc., TWG Holdings, Inc., TWG Home Warranty Services, Inc., TWG Innovative Solutions, Inc., TWG Securities, Inc., TWG Warranty Group, Inc., TWG Warranty Services, Inc., Union Security Insurance Co., Union Security Life Insurance Co. of NY, United Service Protection Corp., United Service Protection, Inc., Virginia Surety Company, Inc., Voyager Group, Inc., Voyager Indemnity Insurance Co., Voyager Service Warranties, Inc., Wolverine Acquisitions, Inc., and Wolverine Interco, Inc.

Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return.

Current income tax expense consists of the following for the years ended December 31:

	2021	2020	2019

Federal income tax expense (benefit) on operations	$ 4,503	$ 827	$ 7,062
Federal income tax expense (benefit) on
net realized capital gains (losses)	3,809	(459)	1,716

Federal income tax expense	$ 8,312	$ 368	$ 8,778

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$ 5,880	$ 30,913	$ (25,033)
Total deferred tax liabilities	(3,131)	(6,871)	3,740

Net deferred tax asset (excluding nonadmitted)	$ 2,749	$ 24,042	$ (21,293)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			317

Change in net deferred income tax			$ (20,976)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$ 30,913	$ 32,882	$ (1,969)
Total deferred tax liabilities	(6,871)	(5,981)	(890)

Net deferred tax asset (excluding nonadmitted)	$ 24,042	$ 26,901	(2,859)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			73

Change in net deferred income tax			$ (2,786)

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$ 32,882	$ 31,663	$ 1,219
Total deferred tax liabilities	(5,981)	(7,248)	1,267

Net deferred tax asset (excluding nonadmitted)	$ 26,901	$ 24,415	2,486

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			412

Change in net deferred income tax			$ 2,898

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the year ended December 31, 2021 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

2021

Tax expense computed at federal corporate rate	$ 22,799
Dividends received deductions	(1,579)
Foreign tax credit	(161)
Income tax benefit related to prior years	(2,923)
Nonadmitted assets	78
Interest maintenance reserve amortization	(493)
Amortization of deferred gain on reinsurance	(1,441)
Change in deferred income tax due to purchase accounting	13,031
Tax exempt investment income	(37)
Other	14

Total statutory income taxes	$ 29,288

Federal income tax expense	$ 8,312
Change in net deferred income tax	20,976

Total statutory income taxes	$ 29,288

The total statutory provision for income taxes for the years ended December 31, 2020 and 2019 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	Effective Tax Rate
	2020	2019

Statutory income before taxes	21.0%	21.0%
(including capital gains and losses)
Interest maintenance reserve	-1.3%	-1.0%
Amortization of deferred gain on reinsurance	-6.5%	-8.7%
Dividend received deduction	-3.0%	-1.3%
Other permanent adjustments	-1.6%	-0.2%
Total adjustments	-12.4%	-11.2%

Total	8.6%	9.8%

Federal income tax incurred	1.0%	14.6%
Change in net deferred income tax	7.6%	-4.8%

Total statutory income taxes	8.6%	9.8%

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$ 5,880	$ -	$ 5,880	$ 26,351	$ 4,562	$ 30,913	$ (20,471)	$ (4,562)	$ (25,033)
Statutory
valuation
allowance
adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross
deferred tax
assets	5,880	-	5,880	26,351	4,562	30,913	(20,471)	(4,562)	(25,033)
Deferred tax
assets
nonadmitted	-	-	-	(15,650)	-	(15,650)	15,650	-	15,650
Admitted deferred
tax assets	5,880	-	5,880	10,701	4,562	15,263	(4,821)	(4,562)	(9,383)
Deferred tax
liabilities	(765)	(2,366)	(3,131)	(1,093)	(5,778)	(6,871)	328	3,412	3,740
Net admitted
deferred tax
assets	$ 5,115	$ (2,366)	$ 2,749	$ 9,608	$ (1,216)	$ 8,392	$ (4,493)	$ (1,150)	$ (5,643)

The nonadmitted deferred tax asset decreased $15,650 in 2021 and decreased $1,397 in 2020. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at
December 31are as follows:

	2021	2020	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$ 1,161	$ 16,020	$ (14,859)
Life and accident and health reserves	4,499	4,745	(246)
Investments	-	4,742	(4,742)
Policyholder dividends accrual	137	-	137
Other	83	844	(761)
Subtotal ordinary deferred tax assets	5,880	26,351	(20,471)
Nonadmitted ordinary deferred tax assets	-	(15,650)	15,650
Admitted ordinary deferred tax assets	5,880	10,701	(4,821)
Capital deferred tax assets:
Investments	-	2,158	(2,158)
Unrealized losses	-	2,404	(2,404)
Admitted capital deferred tax asset	-	4,562	(4,562)
Admitted deferred tax assets	5,880	15,263	(9,383)
Ordinary deferred tax liabilities:
Investments	(42)	(86)	44
Deferred and uncollected premium	(105)	(208)	103
Reserves	-	(799)	799
Unrealized gains	(65)	-	(65)
Guaranty fund liabilities	(553)	-	(553)
Total ordinary deferred tax liabilities	(765)	(1,093)	328
Capital deferred tax liabilities:
Investments	(1,169)	(5,743)	4,574
Unrealized gains	(1,197)	(35)	(1,162)
Subtotal capital deferred tax liabilities	(2,366)	(5,778)	3,412
Total deferred tax liabilities	(3,131)	(6,871)	3,740
Net admitted deferred tax asset	$ 2,749	$ 8,392	$ (5,643)

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	4,549	-	4,549	8,392	-	8,392	(3,843)	-	(3,843)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,549	-	4,549	8,392	-	8,392	(3,843)	-	(3,843)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	30,421	-	-	17,928	-	-	12,493
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	1,331	-	1,331	2,309	4,562	6,871	(978)	(4,562)	(5,540)
Admitted deferred tax asset	$ 5,880	$ -	$ 5,880	$ 10,701	$ 4,562	$ 15,263	$ (4,821)	$ (4,562)	$ (9,383)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	1039%	596%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$ 202,809	$ 119,521

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2021 and 2020.

Other Tax Items

On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact is included in the change in net deferred income tax and in the effective tax rate analysis. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact is reported as an increase to unassigned surplus.

As of December 31, 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2021 of $3,414 are available for recoupment in the event of future capital losses. The Company has no taxes incurred in 2020 or 2019 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences as of December 31 is as follows:

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

	2021	2020

Balance at January 1	$ 2,425	$ 2,425
Reductions for prior years' tax positions	(2,425)	-

Balance at December 31	$ -	$ 2,425

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2021 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2021, 2020 and 2019, the Company recognized a decrease of $212 and increases of $103 and $97, respectively, in interest and penalties. The Company had accrued $0 and $212 for the payment of interest and penalties at December 31, 2021 and 2020, respectively.

The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the prior owner.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 6: Related Party Transactions

Subsequent to July 31, 2021, in the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses of $4,480 to the Company in 2021.

After the acquisition by CMFG Life, the Company hired MEMBERS Capital Advisors, Inc. (“MCA”) as its investment advisor for most of its portfolio. MCA investment management fees recorded were $474 in 2021.

Subsequent to July 31, 2021, the Company entered into a cash management agreement, whereby the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement.

Amounts due to/from affiliates are shown in the following table as of December 31:

2021
Due to the Company:
CMFG Life	$ 997
American Memorial Life Insurance Company	365
All other affiliates	94
Total	$ 1,456

Due from the Company:
CMFG Life	$ 863
MCA	330
CUNA Mutual Insurance Agency, Inc.	132
All other affiliates	612
Total	$ 1,937

Prior to July 31, 2021, capital and surplus transactions between former direct parent, Interfinancial, Inc., (see Note 1 for more details on the change in ownership) is shown in the following table

	2021	2020	2019
Dividends paid from USIC to:
Interfinancial, Inc.	$ -	$ 18,000	$ 27,000
Total	$ -	$ 18,000	$ 27,000

The Company paid $14,000 of extraordinary dividends as a return of gross paid-in and contributed surplus in 2019.
The Company received timely approval from the Kansas Insurance Department prior to the payment of all dividends.

In 2020, 2019 and January 1, 2021 through July 31, 2021, the Company received various services from Assurant and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449, $6,327, and $7,258 for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively.

The amounts paid by the Company to Assurant through a tax sharing agreement were $3,771, $3,111, and $9,386 at July 31, 2021, December 31, 2020, and December 31, 2019, respectively.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The Company provides underwriting, claims handling, information technology and administrative services to Assurant and its affiliates and recorded income of $0, $4,009 and $5,439 through July 31, 2021 and in 2020 and 2019, respectively, for these services.

Receivables due from affiliates of Assurant were $952 at December 31, 2020 and included with other assets. Asset amounts are included on the statements of admitted assets, liabilities and capital and surplus. The receivable or payable due from Assurant, subsidiaries and affiliates are non-interest bearing and the terms of the agreement require that the amounts are settled within 30 days.

The Company ceded group accidental death and disability to its affiliate, American Bankers Life Assurance Company (“ABLAC”). The Company ceded $1,449, $2,900 and $3,195 of premiums to ABLAC for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively. The Company ceded minimal reserves to ABLAC at December 31, 2020 and 2019, respectively.

The Company ceded group accidental death and disability to its affiliate, American Bankers Insurance Company (“ABIC”). The Company ceded $253, $473, and $546 of premiums to ABIC for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively. The Company ceded minimal reserves to ABIC at December 31, 2020 and 2019.

Administrative expenses allocated to the Company from Assurant and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

Prior to July 31, 2021, the Company’s affiliate Assurant, purchased, bonds for $3,755 and other invested assets for $75,130, all at fair value, from the Company.

Note 7: Reinsurance
The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2021.

2021
Premiums earned:
Direct	$ 143,981
Assumed premiums	3,408
Ceded to affiliates	(1,703)
Ceded to non-affiliate	(141,581)
Premiums and other considerations	$ 4,105
Benefits and surrender expenses:
Direct	$ 535,716
Assumed from non-affiliates	31,086
Ceded to affiliates	(360)
Ceded to non-affiliates	(487,124)
Benefits and surrender expenses, net of reinsurance	$ 79,318
Decrease in policy reserves:
Direct	$ (16,028)
Assumed from non-affiliates	(20,172)
Ceded to affiliates	-
Ceded to non-affiliates	(17,399)
Decrease in policy reserves, net of reinsurance	$ (53,599)

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $656,989 as of December 31, 2021.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019 was $2,249, $6,427, and $20,875, respectively. The Company ceded premiums of $6,374, $51,146, and $223,733 during the years ended December 31, 2021, 2020 and 2019, respectively, related to this agreement. In addition, as of December 31, 2021 and 2020, total ceded reserves related to this agreement were $429,255 and $485,428, respectively.

The Company assumed premium from IA American Life Insurance Company, a subsidiary of Assurant, of $860, $2,196, and $2,433 for the years ended December 31, 2021, 2020 and 2019, respectively, and reserves of $233,292 and $252,642 as of December 31, 2021 and December 31, 2020, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of its FFG division. The ceded reserves related to this agreement were $482,489 and $495,210 as of December 31, 2021 and 2020, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock. Under this reinsurance agreement, the Company ceded $65,572, $68,581, and $71,273 of premiums to John Hancock during the years ended December 31, 2021, 2020 and 2019, respectively. The ceded reserves related to this agreement were $2,527,046 and $2,436,310, including $463,744 and $433,678 of premium deficiency reserves, in 2021 and 2020, respectively.

If in the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums for the years ended December 31:

	2020	2019

Premiums earned:
Direct	$ 190,850	$ 357,653
Assumed premiums	2,201	3,469
Ceded premiums	(190,001)	(357,233)

Premiums and other considerations	$ 3,050	$ 3,889

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The following table provides the reductions in certain items in the statutory basis financial statements as a result of ceded reinsurance agreements along with reinsurance balances recoverable for the years ended December 31:

2020

Ceded aggregate reserves	$ 3,443,072
Ceded contract claims	39,404
Ceded other policy liabilities	21,527
Reinsurance balances receivable	2,419
Total	$ 3,506,422

Ceded incurred benefits	$ 298,113
Note 8: Liability for Claim Reserves

The liability for unpaid accident and health claim and claim adjustment expenses as of December 31, 2021 was $873,169. The Company incurred $245 and paid $226 of accident and health claims and claim adjustment expenses in 2021, of which $63 of incurred claims and $109 of paid claims was attributable to insured or covered events of prior years.
Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2021, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 42,815	$ -	$ 42,815	4.8%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At market value	-	-	627,874	627,874	70.3%

Total with adjustment or
at market value	-	42,815	627,874	670,689	75.1%
At book value with minimal or
no charge adjustment	185,219	-	-	185,219	20.8%
Not subject to
discretionary withdrawal	36,617	-	-	36,617	4.1%

Gross annuity reserves and
deposit liabilities	221,836	42,815	627,874	892,525	100.0%
Ceded reserves	206,730	-	-	206,730

Total net annuity reserves
and deposit liabilities	$ 15,106	$ 42,815	$ 627,874	$ 685,795
Group Annuities

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 27,006	$ -	$ 27,006	15.8%
At market value	-	-	140,474	140,474	82.1%
Total with adjustment or
at market value	-	27,006	140,474	167,480	97.9%
At book value with minimal or
no charge adjustment	3,681	-	-	3,681	2.1%

Gross annuity reserves and
deposit liabilities	3,681	27,006	140,474	171,161	100.0%
Ceded reserves	76	-	-	76

Total net annuity reserves
and deposit liabilities	$ 3,605	$ 27,006	$ 140,474	$ 171,085

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ -	$ -	$ -	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	17,459	-	-	17,459	100.0%
Not subject to
discretionary withdrawal	-	-	-	-	0.0%

Gross annuity reserves and
deposit liabilities	17,459	-	-	17,459	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves
and deposit liabilities	$ 17,459	$ -	$ -	$ 17,459

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 42,282	$ -	$ 42,282	4.9%
At book value less surrender
charge of 5% or more	77	-	-	77	0.0%
At market value	-	-	585,702	585,702	68.8%

Total with adjustment or
at market value	77	42,282	585,702	628,061	73.7%
At book value with minimal or
no charge adjustment	189,630	-	-	189,630	22.3%
Not subject to
discretionary withdrawal	34,113	-	-	34,113	4.0%

Gross annuity reserves and
deposit liabilities	223,820	42,282	585,702	851,804	100.0%
Ceded reserves	207,899	-	-	207,899

Total net annuity reserves
and deposit liabilities	$ 15,921	$ 42,282	$ 585,702	$ 643,905

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ 28,602	$ -	$ 28,602	17.5%
At market value			133,765	133,765	80.7%
Total with adjustment or
at market value	-	28,602	133,765	162,367	97.7%
At book value with minimal or
no charge adjustment	4,091	-	-	4,091	2.3%

Gross annuity reserves and
deposit liabilities	4,091	28,602	133,765	166,458	100.0%
Ceded reserves	80	-	-	80

Total net annuity reserves
and deposit liabilities	$ 4,011	$ 28,602	$ 133,765	$ 166,378

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$ -	$ -	$ -	$ -	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	17,103	-	-	17,103	100.0%
Not subject to
discretionary withdrawal	-	-	-	-	0.0%

Gross annuity reserves and
deposit liabilities	17,103	-	-	17,103	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves
and deposit liabilities	$ 17,103	$ -	$ -	$ 17,103

The following table shows policy liabilities associated with the Company’s annuity products as of December 31:

2021
Annuities	$ 18,711
Deposit-type contracts	17,459
Annuity reserves from the separate accounts	838,169
Total annuity reserves	$ 874,339

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2021:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$ 51,988	$ 52,843	$ 54,441	$ -	$ -	$ -
Universal life	78,961	78,961	88,588	-	-	-
Other permanent cash value
life insurance	-	-	-	-	-	-
Variable universal life	106,002	105,828	109,640	1,364,063	1,364,063	1,364,063
Miscellaneous reserves	-	618,523	655,958	-	-	-
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value¹	-	-	3,114	-	-	-
Accidental death benefits¹	-	-	26	-	-	-
Disability - active lives¹	-	-	220	-	-	-
Disability - disabled lives¹	-	-	2,333	-	-	-
Miscellaneous reserves¹	-	-	20,670	-	-	-
Gross reserves before reinsurance	236,951	856,155	934,990	1,364,063	1,364,063	1,364,063
Ceded reinsurance	236,951	287,934	314,825	-	-	-
Net reserves	$ -	$ 568,221	$ 620,165	$1,364,063	$1,364,063	$1,364,063
1 Account value and cash value not applicable.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
The following table shows life reserves by withdrawal characteristics at December 31, 2020:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$ 55,003	$ 56,136	$ 57,910	$ -	$ -	$ -
Universal life	82,118	82,119	90,978	-	-	-
Other permanent cash value
life insurance	-	142	243	-	-	-
Variable universal life	107,278	106,443	110,616	1,210,991	1,210,991	1,210,991
Miscellaneous reserves	-	685,675	728,861	-	-	-
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value¹	-	-	5,819	-	-	-
Accidental death benefits¹	-	-	24	-	-	-
Disability - active lives¹	-	-	200	-	-	-
Disability - disabled lives¹	-	-	96,556	-	-	-
Miscellaneous reserves¹	-	-	22,109	-	-	-
Gross reserves before reinsurance	244,399	930,515	1,113,318	1,210,991	1,210,991	1,210,991
Ceded reinsurance	244,399	313,042	440,283	-	-	-
Net reserves	$ -	$ 617,473	$ 673,035	$1,210,991	$1,210,991	$1,210,991
1 Account value and cash value not applicable.

The following table shows policy liabilities associated with the Company’s life products as of December 31:

2021
Life	$ 618,280
Miscellaneous	1,885
Life reserves from the separate accounts	1,364,063

Total life insurance reserves	$1,984,228

Note 10: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2021 and 2020, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2021. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both.

USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $30,200 in stockholder dividends in 2022 without the approval of the Insurance Department.

Note 11: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2021	2020

Mortgage loans	$ 2,550	$ -

Total investment commitments	$ 2,550	$ -

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2021 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $4,161 and $4,200 at December 31, 2021 and 2020, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $2,638 and $2,989 as of December 31, 2021 and 2020, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2021	2020

Asset recognized from paid and accrued
premium tax offsets prior year-end	$ 2,989	$ 3,531

Decreases:
Premium tax offset applied	467	493
Accrued assessments	29	118

Total decreases	496	611

Increases:
Creditable guaranty fund assessments paid	145	69

Total increases	145	69

Asset recognized from paid and accrued
premium tax offsets year-end	$ 2,638	$ 2,989

Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2021 have not been discounted:

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Name of Insolvency	Guaranty Fund Assessment	Related Assets
Penn Treaty	$ 2,167	$ 2,167
Others	1,994	471
Total	$ 4,161	$ 2,638

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

Note 12: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2021	2020

Nonadmitted assets:
Other	$ (396)	$ (416)
Total nonadmitted assets deducted from surplus	$ (396)	$ (16,066)

Asset valuation reserve deducted from surplus	$ (6,863)	$ 10,510
Deferred gain on sale of FFG	15,314
Deferred gain on reinsurance with Sun Life	9,763
Unrealized capital losses deducted from surplus	(6,013)	2,172

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 13: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2021
		Net of
	Gross	Loading

Ordinary new business	$ -	$ (352)
Ordinary renewal	841	841
Group Life	-	-
Accident and health	4	4

Totals	$ 845	$ 493

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.
Note 14: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2021.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include long-term bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products/transactions:

	2021		2020
		Separate Account		Separate Account
	Legally	Assets Not	Legally	Assets Not
	Insulated Assets	Legally Insulated	Insulated Assets	Legally Insulated

Individual variable annuity	$ 768,904	$ -	$ 720,173	$ -
Variable life	1,364,063	-	1,211,426	-
Modified guarantee contracts	-	79,922	-	79,922

Total assets	$ 2,132,967	$ 79,922	$ 1,931,599	$ 79,922

The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value charges are borne entirely by the policyholder.

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2021			2020
	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total
Reserves for accounts
with assets at fair value	$ 69,821	$ 2,132,058	$ 2,201,879	$ 70,884	$ 1,930,458	$ 2,001,342
Reserves with assets subject
to discretionary withdrawal:
At fair value	-	2,132,058	2,132,058	-	1,930,458	1,930,458
With market value adjustment	69,821	-	69,821	70,884	-	70,884

Subtotal separate account liabilities	$ 69,821	$ 2,132,058	$ 2,201,879	$ 70,884	$ 1,930,458	$ 2,001,342
Transfer to separate accounts			11,010			9,951
Total separate account liabilities			$ 2,212,889			$ 2,011,293

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2021	2020

Transfers to separate accounts	$ 38,580	$ 39,424
Transfers from separate accounts	(154,303)	(142,024)
Reinsurance ceded	115,723	102,600
Transfers as reported in the Statement of Operations	$ -	$ -

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 15: Subsequent Events

The Company evaluated subsequent events from December 31, 2021 through April 1, 2022, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Net investment income earned:
Government bonds	$ 277
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	44,449
Bonds of affiliates	-
Preferred stocks (unaffiliated)	2,867
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	52
Common stocks of affiliates	-
Mortgage loans	2,083
Real estate	4,584
Premium notes, contract loans and liens	293
Cash	-
Cash equivalents	2
Short-term investments	-
Other invested assets	898
Derivatives	-
Aggregate write-ins for net investment income	86
Gross net investment income	$ 55,591

Real estate owned - book value less encumbrances (excluding home office)

Mortgage loans - book value:
Farm mortgages	$ -
Residential mortgages	-
Commercial mortgages	43,816
Total mortgage loans	$ 43,816

Mortgage loans by standing - book value:
Good standing	$ 43,816
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds
Preferred stocks	-
Common stocks

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$ 7,985
Over 1 year through 5 years	76,903
Over 5 years through 10 years	307,477
Over 10 years through 20 years	299,484
Over 20 years	124,125

Total by maturity	$ 815,974

Bonds by class - statement value
Class 1	$ 439,288
Class 2	351,124
Class 3	25,562
Class 4	-
Class 5	-
Class 6	-
Total by class	$ 815,974

Total bonds publicly traded	769,297
Total bonds privately placed	46,677

Preferred stocks - statement value	30,543
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	(371)
Cash equivalents	10,844

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Life insurance in force:
Industrial	$ 22,852
Ordinary	7,114,896
Group life	648,933

Amount of accidental death insurance in force under ordinary policies	92,477

Life insurance policies with disability provisions in force:
Ordinary	4,129
Group life	6,711

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	4,362
Amount of income payable	-
Ordinary - involving life contingencies:
Amount on deposit	-
Amount of income payable	42

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Annuities:
Ordinary
Immediate - amount of income payable	$ 4,674
Deferred - fully paid - account balance	808,676
Deferred - not fully paid - account balance	5,066

Accident and health insurance - premium in force
Group	2,325
Credit	-
Other	95,322

Dividend accumulations - account balance	13,251

Claim payments 2021
Group accident and health - year ended December 31
2021	3
2020	98
2019	56
2018	44
2017	277
Prior	999

Other accident and health
2021	106
2020	251
2019	260
2018	445
2017	572
Prior	263

Obligations under securities lending	-

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. governments	$ 7,210	$ 7,210	0.8%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	2,414	2,414	0.3%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	29,643	29,643	3.2%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	51,095	51,095	5.6%
Industrial and miscellaneous	725,612	725,612	79.2%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated Bank loans	-	-	0.0%
Total long-term bonds	815,974	815,974	89.1%
Preferred stocks
Industrial and miscellaneous (Unaffiliated)	30,543	30,543	3.3%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	30,543	30,543	3.3%
Common stocks	-	-	0.0%
Mortgage loans	43,816	43,816	4.9%
Cash, cash equivalents and short-term investments	10,473	10,473	1.1%
Contract loans	4,924	4,924	0.5%
Derivatives	310	310	0.0%
Other invested assets (Schedule BA)	10,359	10,359	1.1%
Receivable for securities	-	-	0.0%
Total invested assets	$ 916,399	$ 916,399	100.0%

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

1.USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.USIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

SUPPLEMENT FOR THE YEAR 2021 OF THE UNION SECURITY INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	COMMERCIAL	$ 7,594,092	0.8 %
16.03	COMMERCIAL	$ 6,181,331	0.7 %
16.04	COMMERCIAL	$ 4,755,000	0.5 %
16.05	COMMERCIAL	$ 4,549,007	0.5 %
16.06	COMMERCIAL	$ 3,971,161	0.4 %
16.07	COMMERCIAL	$ 3,473,113	0.4 %
16.08	COMMERCIAL	$ 2,489,046	0.3 %
16.09	COMMERCIAL	$ 2,257,138	0.2 %
16.10	COMMERCIAL	$ 2,035,794	0.2 %
16.11	COMMERCIAL	$ 2,021,857	0.2 %

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans	
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural	
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$	%	$	%	$	%
17.02	91 to 95%	$	%	$	%	$	%
17.03	81 to 90%	$	%	$	%	$	%
17.04	71 to 80%	$	%	$ 7,594,092	0.8 %	$	%
17.05	below 70%	$	%	$ 36,221,449	3.9 %	$	%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$	%
18.03		$	%
18.04		$	%
18.05		$	%
18.06		$	%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$	%
	Largest three investments held in mezzanine real estate loans:		
19.03		$	%
19.04		$	%
19.05		$	%

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D. (1)
(b)		Not applicable.
(c)	(1)	Assignment and Novation Agreement/ Principal Underwriter Agreement. (1)
	(2)	Form of Dealer Sales Agreement. (1)
(d)		Form of Variable Annuity Contract. (2)
(e)		Form of Application. (2)
(f)	(1)	Restated and Amended Articles of Incorporation of Union Security Insurance Company. (1)
	(2)	Restated By-laws of Union Security Insurance Company. (1)
(g)	(1)	AXA Re Life Insurance Company (May 1, 2000). (1)
	(2)	Swiss Re Life & Health America, Inc (May 1, 1998). (1)
	(3)	Swiss Re Life Company America (May 1, 1997). (1)
	(4)	Munich American Reassurance Company (May 1, 2000). (1)
	(5)	Reinsurance agreement between Fortis Benefits Insurance Company and Hartford Life and Annuity Insurance Company.
(h)	(1)	AIM. (1)
	(2)	Hartford. (1)
	(3)	Cognizant Talcott MSA
(i)		Not applicable.
(j)		Not applicable.
(k)		Opinion and Consent of Counsel.
(l)	(1)	Consent of Independent Auditor.
	(2)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(m)		No Financial Statements are omitted.
(n)		Not applicable.
(o)		Not applicable.
(29)		Subsidiary List.
(99)		Copy of Power of Attorney.
(1)   Incorporated by reference to Items 24(a-c), (24(f-h), respectively, in Post-Effective Amendment No. 49 to the Registration Statement, File No. 033-19421, filed on April 29, 2021.
(2) Incorporated by reference to Items 24(b)(7)(a-d), respectively, in Post-Effective Amendment No. 38 to the Registration Statement, File No. 033-19421, filed on April 25, 2012.
ITEM 28.  DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Address	Position and Offices With Depositor
Tammy L. Schultz (1)	Chairman, President and Chief Executive Officer, Director
Michael F. Anderson (2)	Director
Christopher J. Copeland (2)	Director
Brian Borakove (2)	Treasurer
Fernand LeBlanc (3)	Director
Lisa Young (1)	Vice President, Director

(1) Address: 440 Mt. Rushmore Road, Rapid City, S.D. 57701
(2) Address: 5910 Mineral Point Road, Madison, WI 53705
(3) Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.29.

ITEM 30. INDEMNIFICATION

Union Security Insurance Company’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that they reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.
There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.
Insofar as indemnification for any liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$1,174,592

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Union Security Insurance Company:	440 Mount Rushmore Road, Rapid City, South Dakota 57701
Talcott Resolution Distribution, Inc:	1 Griffin Road North, Windsor, CT 06095

ITEM 33. MANAGEMENT SERVICES
Effective April 1, 2001, Union Security Insurance Company (“Union Security”) contracted the administrative servicing obligations for the contracts to Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") (formerly Hartford Life and Annuity Insurance Company), a subsidiary of Talcott Resolution Life Insurance Company. Although Union Security remains responsible for all contract terms and conditions, Talcott Resolution is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Talcott Resolution reinsured all of the individual life insurance and annuity business of Union Security.

ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Windsor, County of Hartford, and State of Connecticut on April 21, 2022.

VARIABLE ACCOUNT D OF
UNION SECURITY INSURANCE COMPANY
(Registrant)
By:	Union Security Insurance Company
(Depositor)
By:	/s/ Tammy L. Schultz
Tammy L. Schultz
President and Chief Executive Officer*

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	/s/ Tammy L. Schultz
Tammy L. Schultz
President and Chief Executive Officer*
Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Michael F. Anderson, Director*	*By:	/s/ Lisa Proch
Christopher J. Copeland, Director*		Lisa Proch Attorney-in-Fact
Fernand LeBlanc, Director*
Lisa Young, Director*
Tammy L. Schultz, President and Chief Executive Officer, Director*		/s/ Tammy L. Schultz
Tammy L. Schultz
Brian J. Borakove, Treasurer		/s/ Brian J. Borakove
Brian J. Borakove
	Date:	April 21, 2022
033-19421

EXHIBIT INDEX

(g)	(5)	Reinsurance agreement between Fortis Benefits Insurance Company and Hartford Life and Annuity Insurance Company.
(h)	(3)	Cognizant Talcott MSA
(k)		Opinion and Consent of Counsel.
(l)	(a)	Consent of Independent Auditor.
(l)	(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
(99)	(29)	Subsidiary List.
(99)	(99)	Copy of Power of Attorney.